UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material Pursuant to Rule14a-12

LIONS GATE ENTERTAINMENT CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2023

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-14880	N/A
(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)

250 Howe Street, 20th Floor

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue

Santa Monica, California 90404

Registrant’s telephone number, including area code: (877) 848-3866

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Voting Common Shares, no par value per share	LGF.A	New York Stock Exchange
Class B Non-Voting Common Shares, no par value per share	LGF.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD.

The information set forth in Item 8.01 is incorporated by reference herein.

On December 22, 2023, the Company and Screaming Eagle published an investor presentation in connection with the Business Combination, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.2, and a document containing certain questions and answers regarding the Business Combination, which is furnished with this Current Report on Form 8-K as Exhibit 99.3, and each of which is incorporated by reference herein.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On December 22, 2023, Lions Gate Entertainment Corp. (the “Company”) issued a press release announcing its entry into a business combination agreement (the “Business Combination Agreement”), dated as of December 22, 2023, with Screaming Eagle Acquisition Corp., a Cayman Islands exempted company (“Screaming Eagle”), SEAC II Corp., a Cayman Islands exempted company and a wholly-owned subsidiary of Screaming Eagle (“New SEAC”), SEAC MergerCo, a Cayman Islands exempted company and a wholly-owned subsidiary of Screaming Eagle, 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company and a wholly-owned subsidiary of Screaming Eagle, LG Sirius Holdings ULC, a British Columbia unlimited liability company and wholly-owned subsidiary of the Company and LG Orion Holdings ULC, a British Columbia unlimited liability company and wholly-owned subsidiary of the Company (“StudioCo”). Pursuant to the terms and conditions of the Business Combination Agreement, the Company’s Studio Business (comprising its Motion Picture and Television Production segments) will be combined with Screaming Eagle through a series of transactions, including an amalgamation of StudioCo and New SEAC under a Canadian plan of arrangement (the “Business Combination”). A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

99.1	Press release, dated December 22, 2023

99.2	Investor Presentation, dated December 2023

99.3	Selected Questions and Answers

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find It

In connection with the transaction, New SEAC intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement of Screaming Eagle and a preliminary prospectus of New SEAC, and after the Registration Statement is declared effective, Screaming Eagle will mail the definitive proxy statement/prospectus relating to the transaction to its shareholders and public warrant holders as of the respective record date to be established for voting at the meeting of its shareholders (the “Screaming Eagle Shareholders Meeting”) and public warrant holders (“Screaming Eagle Public Warrant Holder Meeting”) to be held in connection with the transaction. The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the transaction and the other matters to be voted upon at the Screaming Eagle Shareholders Meeting and Screaming Eagle Public Warrant Holder Meeting. This communication does not contain all the information that should be considered concerning the transaction and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Screaming Eagle, New SEAC and Lionsgate may also file other documents with the SEC regarding the transaction. Screaming Eagle’s shareholders, public warrant holders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the transaction, as these materials will contain important information about Screaming Eagle, New SEAC, Lionsgate, Studio Business and the transaction.

Screaming Eagle’s shareholders, public warrant holders and other interested persons will be able to obtain copies of the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by Screaming Eagle, New SEAC and Lionsgate through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Screaming Eagle, New SEAC, Lionsgate and their respective directors and officers may be deemed participants in the solicitation of proxies of Screaming Eagle shareholders and public warrant holders in connection with the transaction. More detailed information regarding the directors and officers of Screaming Eagle, and a description of their interests in Screaming Eagle, is contained in Screaming Eagle’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 1, 2023, and is available free of charge at the SEC’s website at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Screaming Eagle’s shareholders and public warrant holders in connection with the transaction and other matters to be voted upon at the Screaming Eagle Shareholders Meeting and Screaming Eagle Public Warrant Holders Meeting will be set forth in the Registration Statement for the transaction when available.

Forward-Looking Statements

This Current Report includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the Screaming Eagle or Lionsgate’s ability to effectuate the transaction discussed in this document; the benefits of the transaction; the future financial performance of Lionsgate Studios (which will be the go-forward public company following the completion of the transaction) following the transactions; changes in Lionsgate’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this document, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Screaming Eagle, Lionsgate or New SEAC’s views as of any subsequent date, and none of Screaming Eagle, Lionsgate or New SEAC undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither New SEAC nor Screaming Eagle gives any assurance that either New SEAC or Screaming Eagle will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, New SEAC’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the transaction by Screaming Eagle’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Screaming Eagle; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the transaction; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against New SEAC, Screaming Eagle, Lionsgate or any investigation or inquiry following announcement of the transaction, including in connection with the transaction; (iv) the inability to complete the transaction due to the failure to obtain approval of Screaming Eagle’s shareholders or Screaming Eagle’s public warrant holders; (v) Lionsgate’s and New SEAC’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the transaction; (vi) the ability of the parties to obtain the listing of Lionsgate Studios’ Common Shares on a national securities exchange upon the date of closing of the transaction; (vii) the risk that the transaction disrupts current plans and operations of Lionsgate; (viii) the ability to recognize the anticipated benefits of the transaction; (ix) unexpected costs related to the transaction; (x) the amount of redemptions by Screaming Eagle’s public shareholders being greater than expected; (xi) the management and board composition of Lionsgate Studios following completion of the transaction; (xii) limited liquidity and trading of Lionsgate Studios’ securities following completion of the transactions; (xiii) changes in domestic and foreign business, market, financial, political and legal conditions; (xiv) the possibility that Lionsgate or Screaming Eagle may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Lionsgate’s resources; (xvii) the risk that the consummation of the transaction is substantially delayed or does not occur; and (xix) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and in the other filings of Screaming Eagle, New SEAC and Lionsgate with the SEC.

No Offer or Solicitation

This Current Report does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of Lionsgate, Screaming Eagle, the combined company or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the transaction or the accuracy or adequacy of this communication.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2023

LIONS GATE ENTERTAINMENT CORP.
(Registrant)

By:	/s/ James W. Barge
Name:	James W. Barge
Title:	Chief Financial Officer

Exhibit 99.1

LIONSGATE STUDIOS TO LAUNCH AS A SEPARATELY TRADED PUBLIC COMPANY

Establishes One of the Largest Publicly Traded Pure Play Content Companies with an Enterprise Value of Approximately $4.6 Billion

Deal Expected to Raise Approximately $350 Million of Total Gross Proceeds

Upsized $175 Million in Committed PIPE (Private Investment in Public Equity) Financing Led by Top Mutual Fund Investors

Transaction Enabled by Business Combination with Screaming Eagle Acquisition Corp.

Common Shares of Lionsgate Studios Will Trade as a Single Class of Stock Separately from Lionsgate Class A and Class B Shares (LGF.A, LGF.B)

SANTA MONICA, CA, and VANCOUVER, BC, December 22, 2023 – Lionsgate (NYSE: LGF.A, LGF.B) today announced that its Studio Business, comprising its Television Studio and Motion Picture Group segments and one of the world’s most valuable film and television libraries, will be combined with Screaming Eagle Acquisition Corp. (Nasdaq: SCRM) (“Screaming Eagle”) to launch Lionsgate Studios Corp. (“Lionsgate Studios”). Screaming Eagle is a publicly-traded company formed to merge with existing businesses.

The deal positions the standalone Lionsgate Studios as a platform-agnostic, pure play content company with a deep portfolio of franchise properties including The Hunger Games, John Wick, The Twilight Saga and Ghosts, a robust film and television production and distribution business, a leading talent management and production company and a world-class film and television library.

As a result of the transaction, 87.3% of the total shares of Lionsgate Studios are expected to continue to be held by Lionsgate, while Screaming Eagle public shareholders and founders and common equity financing investors are expected to own an aggregate of approximately 12.7% of the combined company. The transaction values Lionsgate Studios at an enterprise value of approximately $4.6 billion. Lionsgate Studios does not include the STARZ platform, which will continue to be wholly owned by Lionsgate.

In addition to establishing Lionsgate Studios as a standalone publicly-traded entity, the transaction is expected to deliver approximately $350 million of gross proceeds to Lionsgate, including $175 million in PIPE financing already committed by leading mutual funds and other investors. Net proceeds from the transaction are expected to be used to enhance Lionsgate’s balance sheet and facilitate strategic initiatives, including those related to the eOne business, which acquisition is scheduled to close by calendar year end.

Common shares of Lionsgate Studios will trade separately from Lionsgate’s Class A (LGF.A) and Class B (LGF.B) common shares as a single class of stock. The transaction is subject to certain closing conditions, including regulatory approvals and approval from the shareholders and public warrant holders of Screaming Eagle, and is expected to close in the spring of 2024.

“This transaction creates one of the world’s largest publicly-traded pure play content platforms with the ability to deliver significant incremental value to all of our stakeholders,” said Lionsgate CEO Jon Feltheimer and Vice Chair Michael Burns. “Coupled with the acquisition of the eOne platform scheduled to close next week, the expansion of our partnership with 3 Arts and the strong performance of our content slates, we’ve put together all of the pieces for a thriving standalone content company with a strong financial growth trajectory.”

“We are thrilled to be part of establishing Lionsgate Studios as one of the only pure play content companies in the public markets, which is well positioned to unlock value for both existing and new shareholders,” said Screaming Eagle CEO Eli Baker. “We believe this will be seen as one of the most innovative and value creating transactions the market has seen in some time.”

Transaction Details

The transaction is expected to deliver approximately $350 million of gross proceeds to Lionsgate, consisting of $175 million in gross proceeds from a committed PIPE and $175 million in proceeds from the Screaming Eagle trust. Net proceeds from the transaction will be used to enhance Lionsgate’s balance sheet and facilitate strategic initiatives including the eOne acquisition which is scheduled to close by calendar year end.

Due to tax and other considerations, Lionsgate Studios has made it a condition of the transaction to receive not more than $175 million of gross trust proceeds. In the event that unredeemed amounts exceed $175 million, such non-redeeming shareholders will receive a mix of consideration in the form of shares in Lionsgate Studios and cash (from Screaming Eagle) (as cash value in trust), pro-rata with all other non-redeeming shareholders (excluding PIPE investors and those investors committing to non-redemption arrangements).

It is also a condition of closing that all of Screaming Eagle’s public and private placement warrants be eliminated. Screaming Eagle private placement warrants will be eliminated for no consideration. Screaming Eagle’s public warrants will be repurchased for $0.50 per warrant from warrant holders pursuant to one of the voting proposals associated with the business combination. Screaming Eagle has obtained the written consent from warrant holders owning approximately 44.19% of all public warrants outstanding to vote in favor of the public warrant repurchase. For all public warrants to be compulsorily acquired for $0.50 per warrant, an additional 5.81% is required to be obtained prior to the voting date for the business combination.

Upon closing of the transaction, it is expected that Lionsgate shareholders will indirectly own an approximately 87.3% stake in Lionsgate Studios, while Screaming Eagle public shareholders, founders and PIPE investors will own approximately 5.7%, 0.7% and 6.3% of Lionsgate Studios, respectively. Screaming Eagle founders and independent directors will collectively forfeit approximately 14.5 million of their founder shares and will retain approximately 2.0 million common shares upfront and Screaming Eagle founders will be entitled to receive an additional 2.2 million common shares if the trading price of Lionsgate Studios common shares increases 50% from $10.70. In connection with the transaction, the Screaming Eagle founders will forfeit all of their Screaming Eagle private placement warrants.

Lionsgate is expected to maintain its current corporate debt structure in this transaction.

Morgan Stanley & Co. LLC (“Morgan Stanley”) is acting as financial advisor to Lionsgate. Citigroup Global Markets Inc. (“Citigroup”) is acting as financial advisor to Screaming Eagle. Citigroup and Morgan Stanley are acting as co-placement agents for Screaming Eagle with respect to the common equity financing. Wachtell, Lipton, Rosen & Katz is acting as legal advisor to Lionsgate and Denton’s Canada LLP is acting as legal advisor to Lionsgate in Canada. White & Case LLP is acting as legal advisor to Screaming Eagle and Goodmans LLP is acting as legal advisor to Screaming Eagle in Canada. Davis Polk & Wardwell LLP is acting as legal advisor to Citigroup and Morgan Stanley in connection with their roles as co-placement agents.

Lionsgate senior management will hold a call to discuss the transaction on Thursday, January 4, at 5:00 PM ET/2:00 PM PT. Interested parties may listen to the live webcast by visiting the events page on the Lionsgate Investor Relations website or via the following link. A full replay will become available the evening of January 4 by clicking the same link. Answers to Frequently Asked Questions can be found as Exhibit 99.3 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2023.

About Lionsgate

Lionsgate (NYSE: LGF.A, LGF.B) encompasses world-class motion picture and television studio operations aligned with the STARZ premium subscription platform to bring a unique and varied portfolio of entertainment to consumers around the world. Lionsgate’s film, television, subscription and location-based entertainment businesses are backed by a 18,000-title library and a valuable collection of iconic film and television franchises. A digital age company driven by its entrepreneurial culture and commitment to innovation, the Lionsgate brand is synonymous with bold, original, relatable entertainment for audiences worldwide.

###

For further information, investors should contact:

Nilay Shah

310-255-3651

nshah@lionsgate.com

For media inquiries, please contact:

Peter D. Wilkes

310-255-3726

pwilkes@lionsgate.com

Additional Information About the Transaction and Where to Find It

In connection with the transaction, a subsidiary of Screaming Eagle (“New Screaming Eagle”) intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement of Screaming Eagle and a preliminary prospectus of New Screaming Eagle, and after the Registration Statement is declared effective, Screaming Eagle will mail the definitive proxy statement/prospectus relating to the transaction to its shareholders and public warrant holders as of the respective record date to be established for voting at the meeting of its shareholders (the “Screaming Eagle Shareholders Meeting”) and public warrant holders (“Screaming Eagle Public Warrant Holder Meeting”) to be held in connection with the transaction. The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the transaction and the other matters to be voted upon at the Screaming Eagle Shareholders Meeting and Screaming Eagle Public Warrant Holder Meeting. This communication does not contain all the information that should be considered concerning the transaction and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Screaming Eagle, New Screaming Eagle and Lionsgate may also file other documents with the SEC regarding the transaction. Screaming Eagle’s shareholders, public warrant holders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the transaction, as these materials will contain important information about Screaming Eagle, New Screaming Eagle, Lionsgate, Studio Business and the transaction.

Screaming Eagle’s shareholders, public warrant holders and other interested persons will be able to obtain copies of the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by Screaming Eagle, New Screaming Eagle and Lionsgate through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Screaming Eagle, New Screaming Eagle, Lionsgate and their respective directors and officers may be deemed participants in the solicitation of proxies of Screaming Eagle shareholders and public warrant holders in connection with the transaction. More detailed information regarding the directors and officers of Screaming Eagle, and a description of their interests in Screaming Eagle, is contained in Screaming Eagle’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 1, 2023, and is available free of charge at the SEC’s website at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Screaming Eagle’s shareholders and public warrant holders in connection with the transaction and other matters to be voted upon at the Screaming Eagle Shareholders Meeting and SEAC Public Warrant Holders Meeting will be set forth in the Registration Statement for the transaction when available.

Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the Screaming Eagle or Lionsgate’s ability to effectuate the transaction discussed in this document; the benefits of the transaction; the future financial performance of Lionsgate Studios (which will be the go-forward public company following the completion of the transaction) following the transactions; changes in Lionsgate’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this document, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Screaming Eagle, Lionsgate or New Screaming Eagle’s views as of any subsequent date, and none of Screaming Eagle, Lionsgate or New Screaming Eagle undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither New Screaming Eagle nor Screaming Eagle gives any assurance that either New Screaming Eagle or Screaming Eagle will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, New Screaming Eagle’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the transaction by Screaming Eagle’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Screaming Eagle; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the transaction; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against New Screaming Eagle, Screaming Eagle, Lionsgate or any investigation or inquiry following announcement of the transaction, including in connection with the transaction; (iv) the inability to complete the transaction due to the failure to obtain approval of Screaming Eagle’s shareholders or Screaming Eagle’s public warrant holders; (v) Lionsgate’s and New Screaming Eagle’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the transaction; (vi) the ability of the parties to obtain the listing of Lionsgate Studios’ Common Shares on a national securities exchange upon the date of closing of the transaction; (vii) the risk that the transaction disrupts current plans and operations of Lionsgate; (viii) the ability to recognize the anticipated benefits of the transaction; (ix) unexpected costs related to the transaction; (x) the amount of redemptions by Screaming Eagle’s public shareholders being greater than expected; (xi) the management and board composition of Lionsgate Studios following completion of the transaction; (xii) limited liquidity and trading of Lionsgate Studios’ securities following completion of the transactions; (xiii) changes in domestic and foreign business, market, financial, political and legal conditions, (xiv) the possibility that Lionsgate or Screaming Eagle may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Lionsgate’s resources; (xvii) the risk that the consummation of the transaction is substantially delayed or does not occur; and (xix) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and in the other filings of Screaming Eagle, New Screaming Eagle and Lionsgate with the SEC.

No Offer or Solicitation

This communication does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of Lionsgate, Screaming Eagle, the combined company or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the transaction or the accuracy or adequacy of this communication.

Additional Information Available on Lionsgate’s Website

The information in this press release should be read in conjunction with the financial statements and footnotes contained in the Lionsgate Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, which has been posted on Lionsgate’s website at http://investors.lionsgate.com/financial-reports/sec-filings.

Reconciliation of non-GAAP forward-looking measures

for the fiscal years ending March 31, 2024 and March 31, 2025

Adjusted OIBDA: Adjusted OIBDA is defined as operating income (loss) before adjusted depreciation and amortization (“OIBDA”), adjusted for adjusted share-based compensation (“adjusted SBC”), purchase accounting and related adjustments, restructuring and other costs, certain charges (benefits) related to the COVID-19 global pandemic, certain programming and content charges as a result of management changes and/or changes in strategy, and unusual gains or losses (such as goodwill and intangible asset impairment and charges related to Russia’s invasion of Ukraine), when applicable.

•

Adjusted depreciation and amortization represents depreciation and amortization as presented on our consolidated statement of operations, less the depreciation and amortization related to the amortization of purchase accounting and related adjustments associated with recent acquisitions. Accordingly, the full impact of the purchase accounting is included in the adjustment for “purchase accounting and related adjustments”, described below.

•

Adjusted share-based compensation represents share-based compensation excluding the impact of the acceleration of certain vesting schedules for equity awards pursuant to certain severance arrangements, which are included in restructuring and other expenses, when applicable.

•	Restructuring and other includes restructuring and severance costs, certain transaction and other costs, and certain unusual items, when applicable.

•

COVID-19 related charges or benefits include incremental costs associated with the pausing and restarting of productions including paying/hiring certain cast and crew, maintaining idle facilities and equipment costs, and when applicable, certain motion picture and television impairments and development charges associated with changes in performance expectations or the feasibility of completing the project resulting from circumstances associated with the COVID-19 global pandemic, net of insurance recoveries, which are included in direct operating expense, when applicable. In addition, the costs include early or contractual marketing spends for film releases and events that have been canceled or delayed and will provide no economic benefit, which are included in distribution and marketing expense, when applicable.

•

Programming and content charges include certain charges as a result of changes in management and/or changes in programming and content strategy, which are included in direct operating expenses, when applicable.

•

Purchase accounting and related adjustments primarily represent the amortization of non-cash fair value adjustments to certain assets acquired in recent acquisitions. These adjustments include the accretion of the noncontrolling interest discount related to Pilgrim Media Group and 3 Arts Entertainment, the non-cash charge for the amortization of the recoupable portion of the purchase price and the expense associated with the noncontrolling equity interests in the distributable earnings related to 3 Arts Entertainment, all of which are accounted for as compensation and are included in general and administrative expense.

Adjusted OIBDA is calculated similar to how Lionsgate defines segment profit and manages and evaluates its segment operations. Segment profit also excludes corporate general and administrative expense.

Total Segment Profit and Studio Business Segment Profit and Studio Business Adjusted OIBDA: We present the sum of our Motion Picture and Television Production segment profit as our “Studio Business” segment profit, and we define our Studio Business Adjusted OIBDA as Studio Business segment profit less corporate general and administrative expenses. Total segment profit and Studio Business segment profit and Studio Business Adjusted OIBDA, when presented outside of the segment information and reconciliations included in our consolidated financial statements, is considered a non-GAAP financial measure, and should be considered in addition to, not as a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP. We use this non-GAAP measure, among other measures, to evaluate the aggregate operating performance of our business.

Lionsgate believes the presentation of total segment profit and Studio Business segment profit is relevant and useful for investors because it allows investors to view total segment performance in a manner similar to the primary method used by Lionsgate’s management and enables them to understand the fundamental performance of Lionsgate’s businesses before non-operating items. Total segment profit and Studio Business segment profit is considered an important measure of Lionsgate’s performance because it reflects the aggregate profit contribution from Lionsgate’s segments, both in total and for the Studio Business and represents a measure, consistent with our segment profit, that eliminates amounts that, in management’s opinion, do not necessarily reflect the fundamental performance of Lionsgate’s businesses, are infrequent in occurrence, and in some cases are non-cash expenses. Not all companies calculate segment profit or total segment profit in the same manner, and segment profit and total segment profit as defined by Lionsgate may not be comparable to similarly titled measures presented by other companies due to differences in the methods of calculation and excluded items.

Overall: These measures are non-GAAP financial measures as defined in Regulation G promulgated by the SEC and are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP.

We use these non-GAAP measures, among other measures, to evaluate the operating performance of our business. We believe these measures provide useful information to investors regarding our results of operations and cash flows before non-operating items. Adjusted OIBDA is considered an important measure of Lionsgate’s performance because this measure eliminates amounts that, in management’s opinion, do not necessarily reflect the fundamental performance of Lionsgate’s businesses, are infrequent in occurrence, and in some cases are non-cash expenses.

These non-GAAP measures are commonly used in the entertainment industry and by financial analysts and others who follow the industry to measure operating performance. However, not all companies calculate these measures in the same manner and the measures as presented may not be comparable to similarly titled measures presented by other companies due to differences in the methods of calculation and excluded items.

A general limitation of these non-GAAP financial measures is that they are not prepared in accordance with U.S. generally accepted accounting principles. These measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of operating income as determined in accordance with GAAP.

The following table sets forth Total Studio Business segment profit, Studio Business Adjusted OIBDA and Adjusted OIBDA on an actual basis for the fiscal years ended March 31, 2022 and 2023 and forecasted for the fiscal years ended March 31, 2024 and 2025:

	Fiscal Year Ended March 31, 2022	Fiscal Year Ended March 31, 2023	Fiscal Year Ended March 31, 2024		Fiscal Year Ended March 31, 2025
	Actual	Actual	Estimated		Estimated

	(Unaudited, amounts in millions)
Total Studio Business Segment Profit(1)	$346.8	$409.9	$445.0		$500.0
Corporate general and administrative expenses	(97.1)	(122.9)	(125.0)		(130.0)

Studio Business Adjusted OIBDA(1)	$249.7	$287.0	$320.0	(2)	$370.0
Media Networks segment profit	155.2	106.8	200.0	(3)	Not Provided
Intersegment eliminations	(2.7)	(35.7)	(100.0)		Not Provided

Adjusted OIBDA(1)	$402.2	$358.1	$420.0		Not Provided

(1)

See above for the definition of Studio Business Segment Profit, Studio Business Adjusted OIBDA and Adjusted OIBDA and see below for the reconciliation to the most directly comparable GAAP financial measure.

(2)	Represents consensus as of November 9, 2023 and is within the Studio Business guidance range of $300 million to $350 million.
(3)	Represents consensus as of November 9, 2023 and is within the Media Networks segment guidance range of $175 million to $200 million.

The following table reconciles the GAAP measure, operating income (loss) to the non-GAAP, forward looking projected measure, Adjusted OIBDA and Total Segment Profit on an actual basis for the fiscal year ended March 31, 2022 and 2023 and forecasted for the fiscal year ending March 31, 2024 and March 31, 2025:

	Fiscal Year Ended March 31, 2022	Fiscal Year Ended March 31, 2023	Fiscal Year Ended March 31, 2024	Fiscal Year Ended March 31, 2025
	Actual	Actual	Estimated	Estimated

		(Unaudited, amounts in millions)
Operating income (loss)	$9.0	$(1,857.7)	NRE	NRE
Goodwill and intangible asset impairment	—	1,475.0	663.9	NRE
Adjusted depreciation and amortization	43.0	40.2	41.0	NRE
Restructuring and other(1)	16.8	411.9	NRE	NRE
COVID-19 related charges (benefit)(2)	(3.4)	(11.6)	NRE	NRE
Programming and content charges(3)	36.9	7.0	NRE	NRE
Charges related to Russia’s invasion of Ukraine	5.9	—	NRE	NRE
Adjusted share-based compensation expense(4)	100.0	97.8	NRE	NRE
Purchase accounting and related adjustments(5)	194.0	195.5	NRE	NRE

Adjusted OIBDA	$402.2	$358.1	$420.0	Not Provided

NRE: Individual items are not reasonably estimated due to the nature of the items.

(1)

Restructuring and other is intended by its very nature for unusual items and thus not reasonably estimable. We’ve had restructuring and other charges in the past, which have included severance charges, and transaction, integration costs and legal costs associated with certain strategic transactions, restructuring activities and legal matters.

(2)

COVID-19 related charges (benefit) are not predictable due to the nature of the COVID-19 pandemic. However, the charges we are incurring have been diminishing, and insurance recovery exceeded the charges in fiscal 2023. Given the unpredictability of these charges and the insurance recovery, we are unable to provide a reliable estimate.

(3)

Programming and content charges include certain charges as a result of changes in management and/or changes in programming and content strategy, which are included in direct operating expenses, when applicable. Due to these costs being associated with unusual events, we are unable to provide a reliable estimate of these costs, if any, to be incurred in the future.

(4)	Forecasting the future market price of Lionsgate’s common shares is inherently difficult, which impacts share-based compensation and accordingly, we are unable to reliably estimate these amounts.
(5)

Purchase accounting and related adjustments primarily represent the amortization of non-cash fair value adjustments to certain assets acquired in recent acquisitions. These amounts may vary significantly depending on the level of future acquisitions, and thus we are unable to provide a reliable estimate.

The following table reconciles the GAAP measure, operating income (loss) to the non-GAAP, forward looking projected measure, Adjusted OIBDA forecasted for the estimated initial 12 month run-rate of eOne post the completion of the eOne integration into Lionsgate and realization of transaction synergies:

Estimated Initial 12 Month Run-Rate of eOne Adjusted OIBDA
(Unaudited amounts in millions)
Operating income (loss)	NRE
Adjusted depreciation and amortization	NRE
Restructuring and other(1)	NRE
Adjusted share-based compensation expense(2)	NRE
Purchase accounting and related adjustments(3)	NRE

Adjusted OIBDA	$60.0	(4)

NRE: Individual items are not reasonably estimated due to the nature of the items.

Note: Certain reconciling items included in the Lionsgate reconciliation table are excluded from the eOne reconciliation table as they are not currently expected to occur.

(1)

Restructuring and other is intended by its very nature for unusual items and thus not reasonably estimable. We’ve had restructuring and other charges in the past, which have included severance charges, and transaction, integration costs and legal costs associated with certain strategic transactions, restructuring activities and legal matters.

(2)	Forecasting the future market price of Lionsgate’s common shares is inherently difficult, which impacts share-based compensation and accordingly, we are unable to reliably estimate these amounts.
(3)

Purchase accounting and related adjustments primarily represent the amortization of non-cash fair value adjustments to certain assets acquired in recent acquisitions. These amounts may vary significantly depending on the level of future acquisitions, and thus we are unable to provide a reliable estimate. These amounts exclude any adjustment to fair value for the allocation of the purchase price of eOne to the film and television program assets acquired, and related amortization expense.

(4)

Illustrative initial 12 month run-rate post-synergies and integration adjusted OIBDA expected with the eOne acquisition. Represents the mid-point of the $50 million to $75 million estimate. For clarity, this amount is not meant to be the fiscal 2025 forecast or guidance, and this amount excludes the impact of the application of purchase accounting to the film cost and related amortization, as described in footnote (3) above.

Safe Harbor Statement

The preceding forward-looking projection of Adjusted OIBDA over the fiscal year ending 2024 represents a forward-looking statement and projection based on expectations, assumptions and estimates that Lionsgate believes are reasonable given its assessment of historical trends and other information reasonably available as of November 9, 2023. Forward-looking statements can often be identified by words such as “expect” and “anticipate”. The amounts consist of projections only, and are subject to a wide range of known and unknown business risks and uncertainties, including those, described in Lionsgate’s Securities and Exchange and Commission (“SEC”) filings referred to below, many of which are beyond Lionsgate’s control. Forward-looking statements such as those contained above should not be regarded as representations by Lionsgate that the projected results will be achieved. Projections and estimates are necessarily speculative in nature and actual results may vary materially from the outlook Lionsgate provides today. Lionsgate undertakes no obligation to publicly update or revise any forward-looking statements, including the forecasts set forth herein, except as required by law.

The forecast set forth above should be read together with Lionsgate’s Annual Report on Form 10-K for the year ended March 31, 2023 including the risks identified under “Item 1A. Risk Factors” and Lionsgate’s other SEC filings.

Exhibit 99.2 Lionsgate Studios Investor Presentation December 2023

Disclaimer This presentation (together with oral statements made in connection herewith, this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination involving LG Orion Holdings Inc. (“LG Studio” or the “Company”), a wholly owned subsidiary of Lions Gate Entertainment Corp. (“Lionsgate”) created to hold the Studio Business of Lionsgate and Screaming Eagle Acquisition Corp. (“SEAC”) and related transactions (the “Proposed Business Combination”) and for no other purpose. By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally during this Presentation is confidential, that you will not copy, reproduce, distribute, disclose or use such information for any purpose without the prior written consent of Lionsgate other than for the purpose of your firm’s participation in the potential financing, and that you will return to LG Studio, Lionsgate and SEAC or delete or destroy this Presentation (with confirmation thereof) upon request. No representations or warranties, express or implied are given in, or in respect of, the accuracy or completeness of this Presentation or any other information (whether written or oral) that has been or will be provided to you. You also acknowledge that (i) the United States securities laws restrict persons with material non-public information about a company from purchasing or selling securities of such company or certain other companies, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information, (ii) you are familiar with the Securities Exchange Act of 1934, as amended (the Exchange Act ), and the legal and regulatory sanctions attached to the misuse, disclosure or improper circulation of this Presentation, and (iii) you will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. You also acknowledge that Canadian securities laws restrict those persons who are in a “special relationship” (as defined under Canadian securities laws) with an issuer and who know of a material fact or material change with respect to the issuer, which material fact or material change has not been generally disclosed, from (i) entering into a transaction involving a security of an issuer, or a related financial instrument of a security of an issuer, (ii) informing another person of a material fact or material change with respect to the issuer, or (iii) recommending or encouraging another person to enter into a transaction involving a security of the issuer or a related financial instrument of a security of the issuer, subject to certain exceptions. To the fullest extent permitted by law, in no circumstances will SEAC, LG Studio, Lionsgate, or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of LG Studio or the Proposed Business Combination. You also acknowledge and agree that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. Any information, data or statistics on past performance or modeling contained herein is not an indication as to future performance. SEAC, Lionsgate and LG Studio assume no obligation to update the information in this Presentation. Viewers of this Presentation should each make their own evaluation of LG Studio and of the relevance and adequacy of the information contained herein or disclosed orally and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The information included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. SEAC, Lionsgate and LG Studio are engaged in ongoing negotiations of a potential business combination agreement (“BCA”) with respect to the Proposed Business Combination. The Proposed Business Combination is subject to, among other things, the approval by SEAC’s stockholders, entry into definitive documentation (including a BCA), satisfaction of the conditions stated in any BCA and other closing conditions. Accordingly, there can be no assurance that the Proposed Business Combination will be consummated. Investing in the securities to be issued in connection with the potential financing involves a high degree of risk. Investors should carefully consider the risks and uncertainties inherent in an investment in the securities before subscribing for the securities. The Summary Risk Factors contained herein are not the only ones the parties face. Additional risks that the parties currently do not know about or that they currently believe to be immaterial may also impair their business, financial condition or results of operations. You should perform your own due diligence prior to making an investment in SEAC and/or LG Studio. This Presentation does not constitute, and under no circumstances is it to be construed as, an offer, advertisement or invitation for the sale or purchase of the securities, assets or business described herein or a commitment to LG Studio, Lionsgate or SEAC with respect to any of the foregoing, and this Presentation shall not form the basis of any contract. LG Studio, Lionsgate and SEAC expressly reserve the right, at any time and in any respect, to amend or terminate this process, to terminate discussion with any or all potential investors, to accept or reject any proposals and to negotiate with, or cease negotiations with, any party regarding a transaction involving LG Studio and SEAC. This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Exchange Act. This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or any other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities (the “Securities”) as contemplated in connection with this presentation will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered as a private placement to a limited number of institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and “Institutional Accounts” as defined in FINRA Rule 4512(c). Accordingly, the Securities must continue to be held unless a subsequent disposition is registered or exempt from the registration requirements of the Securities Act. SEAC, Lionsgate and LG Studio reserve the right to amend or terminate discussions with any or all potential investors, to accept or reject any proposals and to negotiate with, or cease negotiations with, any party regarding any transaction involving SEAC, Lionsgate and LG Studio for any reason. There shall not be any offer or sale of any securities in any jurisdiction where, or to any person to whom, such offer or sale may be unlawful under the laws of such jurisdiction. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they may be required to bear the financial risk of their investment for an indefinite period of time. None of Lionsgate, LG Studio or SEAC is making an offer of any Securities in any state or other jurisdiction where the offer is not permitted. Neither the U.S. Securities and exchange commission (“SEC”) nor any state or provincial securities commission or securities regulatory authority has approved or disapproved of the securities or determined if this presentation is truthful or complete. If the Proposed Business Combination is pursued, SEAC, LG Studio or one of their respective affiliates will be required to file a registration statement on Form S-4 (or other applicable SEC form) relating to the Proposed Business Combination, SEAC will be required to file a proxy statement, and the parties will be required to file other relevant documents with the SEC. You are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because, among other things, they will contain updates to the financial, industry and other information herein as well as important information about SEAC, LG Studio and the Proposed Business Combination. When available, the proxy statement/prospectus and other relevant materials for the Proposed Business Combination will be mailed to stockholders of SEAC as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. Forward-looking statements and risk factors All statements other than statements of historical facts contained in this Presentation are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity and market share. These statements are based on management’s current estimations and analysis, are subject to various assumptions that the parties believe are reasonable at this time, whether or not identified in this Presentation, reflect the current expectations Lionsgate’s management as of the date of this Presentation and are not predictions of actual performance. 2

Disclaimer Forward-looking statements and risk factors (cont’d) These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions and such differences may be material. Many actual events and circumstances are beyond the control of LG Studio, Lionsgate and SEAC. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of SEAC is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to Lionsgate’s Studio business; the effects of competition on Lionsgate’s Studio business; the amount of redemption requests made by SEAC’s public stockholders; the ability of SEAC or the combined company to issue equity or equity- linked securities in connection with the Proposed Business Combination or in the future; the risk of litigation and/or regulatory actions related to the Proposed Business Combination; diversion of management time from ongoing business operations due to the Proposed Business Combination; the risk that the Proposed Business Combination could have an adverse effect on the ability of Lionsgate’s Studio business to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships; and those factors discussed under the heading “Risk Factors” in SEAC’s Annual Report on Form 10-K filed with the SEC on March 1, 2023, SEAC’s Quarterly Report on Form 10-Q filed with the SEC on September 9, 2023, Lionsgate’s Annual Report on Form 10-K filed with the SEC on May 25, 2023, Lionsgate’s Quarterly Report on Form 10-Q filed with the SEC on November 9, 2023, Lionsgate’s Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 filed with the SEC on October 13, 2023, LG Studio’s registration statement on Form 10 filed with the SEC on July 12, 2023 and other periodic public filings of SEAC, LG Studio or Lionsgate filed, or to be filed, with the SEC, any provincial securities commissions or securities regulatory authorities in Canada, or on the SEDAR+ website at www.sedarplus.ca, as applicable . You should also carefully consider the risks and uncertainties described in the “Risk Factors” section of the proxy statement/prospectus on Form S-4 (or other applicable SEC form) relating to the Proposed Business Combination, which is expected to be filed with the SEC, and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to diverge materially from those contained in the forward-looking statements in this presentation. If any of these risks materialize or SEAC’s, Lionsgate’s or LG Studio’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SEAC, Lionsgate nor LG Studio presently know or that SEAC, Lionsgate and LG Studio currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lionsgate’s expectations, plans or forecasts of future events and views as of the date of this Presentation. SEAC, Lionsgate and LG Studio anticipate that subsequent events and developments will cause their assessments to change. It is not possible to predict all risks, nor assess the impact of all factors on LG Studio’s business or the extent to which any factor, or combination of factors, may cause LG Studio’s actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition. In addition, the analyses of Lionsgate, LG Studio and SEAC contained herein are not, and do not purport to be, appraisals or the securities, assets or business of LG Studio, SEAC or any other entity. While SEAC, Lionsgate and LG Studio may elect to update these forward-looking statements at some point in the future, SEAC, Lionsgate and LG Studio specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing SEAC’s, Lionsgate’s and LG Studio’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Use of projections The projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingences, many of which are beyond Lionsgate’s, LG Studio’s and SEAC’s control. Lionsgate’s and SEAC’s independent auditors did not audit, review, compile or perform any procedures with respect to such projections, estimates, or targets for the purpose of their inclusion in this Presentation, and accordingly, such auditors neither expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this Presentation. While all protections, estimates, and targets are necessarily speculative, LG Studio and Lionsgate believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate, or target extends from the date of preparation. The assumptions and estimates underlying projected, expected, or targeted results are inherently uncertain and are subject to a wide variety of risks and uncertainties, including but not limited to those mentioned in the immediately preceding paragraph, that could cause actual results to differ materially from those contained in such projections, estimates, and targets. The inclusion of projections, estimates, and targets in this Presentation should not be regarded as an indication that Lionsgate, LG Studio, SEAC, or their respective representatives considered or consider such financial projections, estimates, and targets to be a reliable prediction of future events. See “Forward-looking Statements” above. To the extent any forward-looking information in this presentation constitutes “future-oriented financial information” or “financial outlooks” within the meaning of applicable Canadian securities laws, such information is being provided to demonstrate the potential benefits of the Proposed Business Combination, and the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such future-oriented financial information and financial outlooks. Future-oriented financial information and financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to the risks set out herein. The results of operations and estimated and forecasted revenue of Lionsgate, LG Studio and/or SEAC may differ materially from management’s current expectations. Such information is presented for illustrative purposes only and may not be an indication of the actual future results of operations or earnings of Lionsgate, LG Studio and/or SEAC. Industry and market data In this Presentation, Lionsgate and LG Studio may rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Lionsgate and LG Studio have not independently verified the accuracy or completeness of any such third-party information. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any such third-party information, and you are cautioned not to place undue weight on such information. Participants in the solicitation SEAC and its directors and executive officers may be deemed participants in the solicitation of proxies from SEAC’s stockholders with respect to the Proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in SEAC is contained in SEAC’s final prospectus related to its initial public offering dated January 7, 2022, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: roconnor@eaglesinvest.com. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available. Lionsgate and LG Studio and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of SEAC in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination when available. Investment in any securities described herein has not been approved or disapproved by the Securities and Exchange Commission or any state or provincial securities commission or securities regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein any representation to the contrary is a criminal offense. LG Studio, Lionsgate and SEAC reserve the right to negotiate with one or more parties and to enter into a definitive agreement relating to the transaction at any time and without prior notice to the recipient or any other person or entity. LG Studio, Lionsgate and SEAC also reserve the right, at any time and without prior notice and without assigning any reason therefor, (i) to terminate the further participation by the recipient or any other person or entity in the consideration of, and proposed process relating to, the transaction, (ii) to modify any of the rules or procedures relating to such consideration and proposed process and (iii) to terminate entirely such consideration and proposed process. No representation or warranty (whether express or implied) has been made by LG Studio, Lionsgate, SEAC or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives with respect to the proposed process or the manner in which the proposed process is conducted, and the recipient disclaims any such representation or warranty. The recipient acknowledges that LG Studio, Lionsgate, SEAC and their respective directors, officers, employees, affiliates, agents, advisors or representatives are under no obligation to accept any offer or proposal by any person or entity regarding the transaction. None of LG Studio, Lionsgate, SEAC or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives has any legal, fiduciary or other duty to any recipient with respect to the manner in which the proposed process is conducted. 3

Lionsgate Studios and Screaming Eagle Presenters JON MICHAEL BURNS JIMMY FELTHEIMER BARGE Vice Chairman, Lionsgate Chief Executive Officer, Chief Financial Officer, Lionsgate Lionsgate HARRY ELI SLOAN BAKER Chairman, Chief Executive Officer, Screaming Eagle Screaming Eagle 4

A Standalone Lionsgate Studios Unlocks Value as a Pure-Play Content Company

#		
1	Platform-Agnostic, Pure-Play Content Studio Benefits from a Changing Industry Ecosystem	**$2.9Bn** FY24E Revenue
2	Lower Risk Film and TV Model Generates Strong, Steady AOIBDA Growth	Double Digit FY24E to FY25E AOIBDA Growth
3	Deep Portfolio of Franchise Film and TV Intellectual Property and Enduring Library Rights	**+12.5%** Reported Library Revenue CAGR (1)
4	Focused M&A Strategy to Enhance the Library and Core Business Segments	**14** Acquisitions Since 2000 (2)
5	Unique and Valuable Strategic Asset	**10.7x** Investor Entry Multiple (3); **28.8x** Median Historical Takeout Comps (4)

Enables Direct Investment in a Standalone Studio and its World-Class IP with a Single Share Class

Notes:

1. FY2019A-FY2023A CAGR; Reported Library Revenue is defined as revenue earned after the first cycle of sales which generally includes theatrical revenue, the first six months of home entertainment sales, the first pay television contract and the minimum guarantees from the first international sales
2. Excludes streaming and media networks acquisitions; Excludes joint ventures, STARZ and disposed assets
3. Enterprise Value / FY2025E adjusted OIBDA including illustrative annual run rate post-synergies eOne adjusted OIBDA contribution
4. Based on precedent transactions LTM Enterprise Value to EBITDA

LIONSGATE™ 5

Business Model | Business Segments | M&A | Outlook | Strategic Value

Lionsgate Studios: An Independent Premium IP and Content Company with the Scale of a Major

MOTION PICTURE

$10Bn+
Global Box Office Over Last 10 Years [1]

40-50
Releases Per Year [2]

$1.6Bn
LTM Revenue [3]

TELEVISION

80+ Television Series [4] *Airing Across* **50+** Networks [4]

400+
Average Episodes Produced Annually [5]

$1.5Bn
LTM Revenue [3]

LIBRARY

20K+
Films and TV Episodes [6]

~60%
Of Reported Library Revenue from Titles Released Since 2013

$870MM
LTM Reported Library Revenue [7]

754 Major Award Nominations / 130 Major Award Wins [8]

238 / 52
Academy Award Nominations / Wins

259 / 38
Emmy Award Nominations / Wins

257 / 40
Golden Globe Nominations / Wins

Notes:
1. Management estimates through end of CY2023
2. Includes wide-release, multi-platform and direct-to-platform titles
3. Last Twelve Months ('LTM') as of 9/30/2023
4. Includes Scripted TV, Unscripted TV, Debmar Mercury, Pilgrim and distribution throughout FY23A. Does not include 3 Arts executive produced series
5. Average across scripted and unscripted content from FY2019 through FY2023; Does not include Debmar Mercury
6. Includes eOne titles
7. As of 9/30/2023; Includes film and TV revenues; Reported Library Revenue is defined as revenue earned after the first cycle of sales which generally includes theatrical revenue, the first six months of home entertainment sales, the first pay television contract and the minimum guarantees from the first international sales
8. Award numbers include created and acquired content

LIONSGATE™ 6

Business Segments M&A Outlook Strategic Value Business Model Lionsgate Studios’ Business Model Benefits from a Changing Industry Ecosystem Agile, Platform-Agnostic Studio Organized Legacy Studio Economics Impacted by Linear Across Motion Picture, Television and Networks and Investments in Vertically Talent Management Integrated Streaming Platforms Large IP Bases and Deep Portfolios of Content Large IP Bases and Deep Portfolios of Content Optionality to License at Competitive Rates Bound to Vertically Integrated Captive Platforms Focus on International Licensing De-Risks Downside Large Self-Distribution Infrastructure Increases Risk 7

Business Segments M&A Outlook Strategic Value Business Model A Top Content Licensor to All Global Distribution Channels Theatrical Television Streaming International BUSINESS MODEL WITH ASYMMETRIC UPSIDE License at Competitive Maximize Measured-to-Nil Market Rates Rights Retention Deficits / Gap 8

Business Segments M&A Outlook Strategic Value Business Model World-Class Franchises and Intellectual Property are the Foundation for Deep and Growing Library (1) Constantly Refreshing: Over 400 Films and TV Episodes Added to Library Each Year (2) 5 Films 5 Films 10 Films 5 Films $600MM 3 Hit Spin-offs Upcoming Film 4 Emmy Record 4 Broadcast’s #1 (3) $3Bn+ Global TV Origin Story, $1Bn+ Global $3Bn+ Global Global Box with 8.5MM+ Perennial Awards Straight Comedy Box Office The Continental, Box Office Box Office Office Multi-Platform Best-Seller 7 Seasons Best Drama Ballerina Spin-Off Viewers Apiece Emmys Notes: 1. Based on five-year historical average (FY19A – FY23A) 2. 5th film set for release on November 17, 2023 3. Nielsen (Npower): L+3 (original episodes only) across P18-34, P18-49, and P25-54 demographics for the CY2022-2023 broadcast season 9

Business Model | **Business Segments** | M&A | Outlook | Strategic Value

Consistently Profitable Motion Picture Segment Diversified Across Platforms and Genres

WIDE-RELEASE

10+
Titles per Year

~74%
Of Titles are Profitable (1)

~31%
Avg. Annual ROI Last 10 Years (2)

MULTI-PLATFORM

30-40
Titles per Year

~93%
Of Titles are Profitable (3)

~74%
Avg. Annual ROI Last 5 Years (4)

OPERATING MODEL DELIVERS ASYMMETRIC RISK PROFILE AT SCALE

- New and Growing End Markets
- P&A Efficiency
- Core Market Self-Distribution
- Leverage Int'l Pre-Sales

Notes:
1. Represents all wide-release theatrical titles that were released from FY2005 through 9/30/2023
2. Over last 10 years worth of slates; ROI defined as Ultimate Gross Contribution as percentage of P&A and Net Film Investment; Net Film Investment defined as Production Cost less Tax Credits less Co-Financing plus Capitalized Overhead plus Corporate Paid & Finishing Costs
3. Represents Multi-Platform and Direct to Platform titles that were released from FY2020 through 9/30/2023
4. Over last 5 years worth of slates; ROI defined as Ultimate Gross Contribution as percentage of P&A and Net Film Investment; Net Film Investment defined as Production Cost less Tax Credits less Co-Financing plus Capitalized Overhead plus Corporate Paid & Finishing Costs

LIONSGATE™ 10

Business Model M&A Outlook Strategic Value Business Segments Motion Picture Pipeline Drives Future Growth and Library Value 1-2 Existing Franchise IP Releases per Year 1 New Tentpole IP Approximately 60 Release per Year Film Projects in Development at 3-4 Original IP with Any Given Time Franchise Potential Releases per Year 5-6 Low-Risk Commercial Films Releases per Year 11

Business Model | **Business Segments** | M&A | Outlook | Strategic Value

Deep Pipeline of Renewals and New Content in Television

Increasing Scripted Output

In Development	Active Series [1]
150+ Projects	~40 Series


GHOST
Ghosts
FORCE
SETH ROGEN COMEDY
SPARTACUS
Schitt's Creek

Scripted Originals and Renewals | Recent and Upcoming Premieres | New Productions and Development | Successful Distribution Initiatives

Growing Unscripted

20+ Projects | ~35 Series


WICKED TUNA
FAMILY FEUD
MY BIG FAT FABULOUS LIFE
ULTIMATE FIGHTER
HOFFMAN FAMILY GOLD

Expanding Lower-Cost Int'l Co-Productions

~15 Series


PROSPER
SON OF A Critch
NORTHERN LIGHTS
QUEENIE
CANDICE CARTY-WILLIAMS
POPULATION: 11

Scaling Talent and Production at 3 Arts

~50 [2] Series


the office
Parks and Recreation
KING of the HILL
30 ROCK
MYTHIC QUEST

Scripted TV Average Historical Renewal Rate of 70% [3]

~65% of Core Scripted Series Have Been Profitable Since FY19 [4]

Unscripted TV Average Historical Renewal Rate of ~60% [3]

100% of all Unscripted Commissioned Series Have Been Profitable Since FY19

Notes:
1. Includes Scripted TV, Unscripted TV, Debmar Mercury, Pilgrim and distribution throughout FY23A. Does not include 3 Arts executive produced series. Active Series defined as those in some stage of production
2. Includes series whereby 3 Arts was an executive producer or acted in a studio capacity in FY 2023; Includes back-end participations on series
3. Represents three-year average from FY21A to FY23A
4. Core scripted series exclude acquisitions, international co-productions and library

LIONSGATE™ 12

Business Model M&A Outlook Strategic Value Business Segments One of the World’s Leading Talent Management and Production Companies Marquee Productions ➢ Manages A-List Client Roster of Directors, Writers, Showrunners, Actors and Comedians ➢ Prolific Production Business Including Extensive Co-Production Track Record with Lionsgate Studios Co-Productions Between 3 Arts and Lionsgate ➢ Fast Growing Business With Multiple Revenue Sources Driving +2x EBITDA Increase from FY2019A to FY2023A ➢ 30 Year Operating History, Led by Industry Veterans Talent Management is One of the Most Desirable Sectors Within Entertainment, Attracting Huge Amounts of Capital and Premium Multiples Note: Lionsgate Studios owns a 51% stake in 3 Arts; Remaining put / call obligations to be addressed 13

Business Model | **Business Segments** | M&A | Outlook | Strategic Value

Lionsgate Studios Consistently Grows and Refreshes its Content Library

CONTENT INVESTMENT AND FOCUS ON RIGHTS RETENTION...

$17Bn+

Content Investment Since Inception [1]

~$1.3Bn

Average Annual Content Investment [2]

...COMPLEMENTED BY STRATEGIC ACQUISITIONS...

eOne [3], Spyglass Media Group, PFC, 3 Arts Entertainment, Good Universe, Anchor Bay Entertainment, Pilgrim Media Group, Summit Entertainment, Mandate Pictures, Debmar-Mercury, Redbus, Artisan Entertainment, Trimark

...CREATES A UNIQUE AND GROWING LIBRARY ASSET

Motion Picture and Television Library Revenue [4]


CAGR: 12.5%
$551
$614
$780
$766
$884
FY19A
FY20A
FY21A
FY22A
FY23A

Source: Company Management

Notes:

1. FY1997 to FY2024E
2. Represents FY2019 to FY2023 average
3. Transaction announced in August 2023 and is pending closing
4. Reported Library Revenue is defined as revenue earned after the first cycle of sales which generally includes theatrical revenue, the first six months of home entertainment sales, the first pay television contract and the minimum guarantees from the first international sales

LIONSGATE™ 14

Business Model M&A Outlook Strategic Value Business Segments Lionsgate Studios’ Motion Picture Library Outperforms on Streaming Platforms (1) Title Appearances in Streaming Top 15 from Jan-23 to Jun-23 STUDIO # LIBRARY TITLES IN MONTHLY TOP 15 % OF TOTAL 50 16.6% 43 14.2% 39 12.9% 37 12.3% 36 11.9% 34 11.3% 27 8.9% Other 36 11.9% Source: Plum’s Showlabs Note: 1. Methodology: For each month in the given period, the top 15 films on each platform with unique viewers are analyzed, with any content released in the past 5 years excluded, and the distributing studio then identified. After aggregating all titles collected, the final count is determined. Duplicates are not removed. Considers US-viewership only for the following services: Disney+, Max, Hulu, Netflix, Paramount+, Peacock, Prime Video 15

Business Model | Business Segments | M&A | Outlook | Strategic Value

Lionsgate Studios Has Complemented Organic Growth With a Constant Flow of Accretive M&A

2000 — TRIMARK
Acquires Trimark Pictures (IP Library and Home Video Business)

2003 — ARTISAN ENTERTAINMENT
Acquires Artisan Entertainment

2005 — REDBUS
Acquires Redbus Film Distributors, Which Became Lionsgate U.K.

2006 — DEBMAR-MERCURY
Acquires Debmar-Mercury Distribution and Syndication Company

2007 — MANDATE PICTURES
Acquires Independent Film Production and Distribution Company Mandate Pictures

2012 — SUMMIT ENTERTAINMENT
Acquires Summit Entertainment, Adding The Twilight Franchise and Scale to the Library

2015 — PILGRIM MEDIA GROUP
Acquires Unscripted Producer Pilgrim Studios, Increasing Scale and Diversity of Content Pipeline

2016 — ANCHOR BAY ENTERTAINMENT
Acquires Anchor Bay Entertainment's Title Library

2017 — GOOD UNIVERSE
Acquires Film Production Company Good Universe

2018 — 3 ARTS ENTERTAINMENT
Acquires 3 Arts Entertainment, Further Deepening Relationships with Top Talent

2020 — PFC
Acquires PFC Film Library

2021 — SPYGLASS MEDIA GROUP
Acquires Spyglass' Feature Film Library and Minority Investment in Spyglass' Ongoing Production Business

2022
Opens Lionsgate Studio's Yonkers

42
Invests in U.K. Talent Management and Production Company 42

2023 — eOne[1]
Acquires eOne's Film and TV Platform, Adding Numerous Titles to the Library

Notes: Timeline excludes streaming and media networks acquisitions; Excludes joint ventures, STARZ and disposed assets
1. Transaction announced in August 2023 and is pending closing

LIONSGATE™ 16

Business Model | Business Segments | M&A | Outlook | Strategic Value

eOne Acquisition Demonstrates a Continued Opportunity to Expand Lionsgate Studio's Content and IP Portfolio

TRANSACTION DETAILS

- Lionsgate Announced the Acquisition of eOne's Film And Television Platform in August 2023
- The Transaction Valued eOne at ~$375MM [(1)], Representing ~6.0x Adjusted OIBDA [(2)]
- Expected To Close In December 2023
- Lionsgate Studios' Global Distribution Strength Creates a Competitive Advantage to Acquire and Extract Value From IP Companies Like eOne

STRATEGIC HIGHLIGHTS

6,500+ Titles Across Film, Scripted and Unscripted TV	Immediately and Highly Accretive to Lionsgate Studio	Expands Presence in the UK and Canada


ROOKIE
Yellowjackets
CRIMINAL MINDS
THE RECRUIT
NAKED AFRAID
THE GIRL TRAIN
THE WOMAN KING
THE KING'S SPEECH
SPOTLIGHT
1917

Notes:
1. Excludes transaction and transition expenses
2. Represents illustrative initial 12-month annual run rate post-synergies and integration adjusted OIBDA expected with eOne acquisition; Amount is not representative of the FY2025 forecast or guidance; Amount excludes impact of application of purchase accounting to film cost and related amortization; See Appendix for definitions, adjustments, and related reconciliations for non-GAAP measures

LIONSGATE 17

Business Model | Business Segments | M&A | **Outlook** | Strategic Value

Motion Picture and Television Business Units Well Positioned to Deliver Strong Consolidated AOIBDA Growth

Segment Revenue
$MM


Excludes eOne
$2,716
$1,531
$1,185
$3,084
$1,760
$1,324
$2,900
FY22A
FY23A
FY24E
Motion Picture
Television Production

Segment Profit and Margin
$MM


5%
22%
$347
$84
$263
8%
21%
$410
$133
$277
Excludes eOne
$445
FY22A
FY23A
FY24E
Motion Picture
Television Production
% Television Margin (%)
% Motion Picture Margin (%)

Source: Company Management

FINANCIAL OUTLOOK (1)

	FY2024E	FY2025E
Studio Segment Profit	$445	$500
Corp Overhead Expense	$125	$130
Standalone Studio Adjusted OIBDA	**$320** (2)	**$370**
eOne Adjusted OIBDA (Run-Rate) (3)	**$60**	**$60**
Illustrative Combined Studio Adjusted OIBDA (4)	**$380**	**$430**

Notes:
1. See Appendix for definitions, adjustments, and related reconciliations for non-GAAP measures
2. Represents consensus as of November 9, 2023, and is within the range of $300-$350MM of Company guidance
3. Illustrative initial 12-month annual run rate post-synergies and integration adjusted OIBDA expected with eOne acquisition; Amount is not representative of the FY2025 forecast or guidance; Amount excludes impact of application of purchase accounting to film cost and related amortization
4. Represents Illustrative combined adjusted OIBDA using the illustrative adjusted OIBDA discussed in footnote 3; Does not represent the actual forecast or guidance for FY2025 and excludes impact of application of purchase accounting to film cost and related amortization

LIONSGATE 18

Business Model Business Segments M&A Outlook Strategic Value Market Multiples Reflect the Value of Premium IP Premium Content and IP: Precedent Transactions LTM EBITDA, x 42.6x 38.8x 35.0x 30.0x 27.5x 16.7x 16.3x 15.8x (1) 10.7x SEAC Lionsgate Studios Date APR-16 NOV-21 JAN-16 NOV-21 MAY-21 AUG-19 OCT-12 JUN-18 - AV ($Bn) $4.1 $1.0 $3.5 $3.0 $8.5 $4.0 $4.1 $71.0 $4.6 Source: Company Filings, Company Press Releases, Wall Street Research, Equity Research Reports Notes: 1. Represents enterprise value / FY2025E EBITDA 19

Business Model Business Segments M&A Outlook Strategic Value World Class Franchise IP, Deep Library, and Global Infrastructure Make Lionsgate Studios a Unique, Strategic Asset Strategic Value Expansive Rights Library 20K+ Title Franchise (1) Library Value $10Bn Global $870MM LTM Talent Box Office Over Reported Library Management (3) (2) Last 10 Years Revenue Development Platform Defining, Pipeline Award-Winning 200+ Television Series Projects in Production and (4) Development Distribution Infrastructure 300+ Worldwide Buyers Notes: 1. Includes eOne titles 3. Management estimates through end of CY2023 2. Includes film and TV titles excluding eOne; LTM as of 9/30/2023; Reported Library Revenue is defined as revenue earned after the first cycle of 4. Development projects across film and television; Refer to pages 8 and 9 sales which generally includes theatrical revenue, the first six months of home entertainment sales, the first pay television contract and the minimum guarantees from the first international sales 20

Transaction Details

Lionsgate Studios to Be a Standalone Public Company Post-Transaction

Key Transaction Terms

- Pre-Money Enterprise Value of $4.6Bn for Lionsgate Studios, pro forma for eOne
- Valuation represents 10.7x FY25E Pro Forma AOIBDA (10.1x at the PIPE discount [1])
- SEAC's Public and Private Warrants will be eliminated
- SEAC's Sponsor will forfeit 14.5MM Founder Shares, with 2.0MM Retained Upfront
- Additional 2.2MM Founder Shares Subject to Future Earnouts

Sources

Cash from SEAC Trust [2]	$175
Cash from PIPE	$175
Assumed Lionsgate Studio Net Debt [3]	$1,748
Minority Interest Less Investments [4]	$175
LGF Parent Rollover Equity	$2,677
Total Sources	**$4,950**

Uses

Cash to Delever	$317
Est. SEAC Trx. Expenses & Warrant Tender	$33
Assumed Lionsgate Studio Net Debt [3]	$1,748
Minority Interest Less Investments [4]	$175
Consideration Shares	$2,677
Total Uses	**$4,950**

Pro Forma Ownership

Pro Forma Shares Outstanding	286.8
(x) Illustrative Share Price	$10.70
Pro Forma Equity Value [5]	**$3,068**
(+) Pro Forma Net Debt	$1,431
(+) Minority Interest Less Investments [4]	$175
Pro Forma Enterprise Value	**$4,674**


87.3% Lionsgate [6]
5.7% Public SPAC Shares
6.3% PIPE Shares [7]
0.7% Sponsor Upfront Shares [8]

Notes:
1. Represents illustrative discounted PIPE issue price of $9.63/sh.
2. Any cash retained in SEAC's trust account after redemptions in excess of $175mm will be used to repurchase SEAC's public shares at the redemption price
3. Reflects Lionsgate Studios' pre-transaction net debt as of 3/31/2024. Includes $1,748MM Lionsgate Studios allocated net debt
4. Reflects minority interest less investments in affiliates
5. Represents the pro forma valuation at closing based on $10.70 per share
6. Excludes the dilutive impact of the new, to-be-established equity incentive plan
7. Assumes a purchase price of $9.63/sh. (i.e., 10% discount) for PIPE investors
8. Excludes 14.5mm forfeited founder shares and 2.2mm founder shares subject to earnout with $16.05/sh. vesting threshold (i.e., 50% premium)

LIONSGATE™
22

Summary of Lionsgate Studios Structure Post-Transaction Company Structure Summary of Intercompany Arrangements Eagle • Shared services agreement to provide certain SPAC PIPE Equity administrative, SEC reporting and other corporate S/holders Investors RemainCo Partners function services 5.7% 0.7% 6.3% • Intercompany debt arrangements – Approximately $1.43Bn post-money pro forma net debt Screaming Eagle 87.3% Acquisition Corp. – Intercompany debt expected to be subject to original credit terms with pass-through interest rate Lionsgate expected to retain expense ability to perform full spin-off 100% 100% Lionsgate Studios Media Networks (Post-Transaction) Segment (“Starz”) 23

Appendix

Valuation Benchmarking (1) Enterprise Value / FY25E EBITDA (pre-SBC) Premium IP: Trading Comparables (1) FY25E Pre-SBC EBITDA , x 20.8x 20.6x 15.8x 14.7x 14.1x 13.5x 12.3x 10.8x 10.7x Lionsgate Studios Source: Company filings, Factset Note: Market data as of November 8, 2023 1. Calendar years adjusted to align with Lionsgate’s fiscal year ending March 31 25

Financial Information; Non-GAAP Financial Measures Reconciliation of Non-GAAP Forward-Looking Measures for the Fiscal Years Ending March 31, 2024 and March 31, 2025 Adjusted OIBDA Adjusted OIBDA is defined as operating income (loss) before adjusted depreciation and amortization ( OIBDA ), adjusted for adjusted share-based compensation ( adjusted SBC ), purchase accounting and related adjustments, restructuring and other costs, certain charges (benefits) related to the COVID-19 global pandemic, certain programming and content charges as a result of management changes and/or changes in strategy, and unusual gains or losses (such as goodwill and intangible asset impairment and charges related to Russia's invasion of Ukraine), when applicable. − Adjusted share-based compensation represents share-based compensation excluding the impact of the acceleration of certain vesting schedules for equity awards pursuant to certain severance arrangements, which are included in restructuring and other expenses, when applicable. − Adjusted depreciation and amortization represents depreciation and amortization as presented on our consolidated statement of operations, less the depreciation and amortization related to the amortization of purchase accounting and related adjustments associated with recent acquisitions. Accordingly, the full impact of the purchase accounting is included in the adjustment for purchase accounting and related adjustments , described below. − Restructuring and other includes restructuring and severance costs, certain transaction and other costs, and certain unusual items, when applicable. − COVID-19 related charges or benefits include incremental costs associated with the pausing and restarting of productions including paying/hiring certain cast and crew, maintaining idle facilities and equipment costs, and when applicable, certain motion picture and television impairments and development charges associated with changes in performance expectations or the feasibility of completing the project resulting from circumstances associated with the COVID-19 global pandemic, net of insurance recoveries, which are included in direct operating expense, when applicable. In addition, the costs include early or contractual marketing spends for film releases and events that have been canceled or delayed and will provide no economic benefit, which are included in distribution and marketing expense, when applicable. − Programming and content charges include certain charges as a result of changes in management and/or changes in programming and content strategy, which are included in direct operating expenses, when applicable. − Purchase accounting and related adjustments primarily represent the amortization of non-cash fair value adjustments to certain assets acquired in recent acquisitions. These adjustments include the accretion of the noncontrolling interest discount related to Pilgrim Media Group and 3 Arts Entertainment, the non-cash charge for the amortization of the recoupable portion of the purchase price and the expense associated with the noncontrolling equity interests in the distributable earnings related to 3 Arts Entertainment, all of which are accounted for as compensation and are included in general and administrative expense. Adjusted OIBDA is calculated similar to how the Company defines segment profit and manages and evaluates its segment operations. Segment profit also excludes corporate general and administrative expense. Total Segment Profit and Studio Business Segment Profit and Studio Business Adjusted OIBDA We present the sum of our Motion Picture and Television Production segment profit as our Studio Business segment profit, and we define our Studio Business Adjusted OIBDA as Studio Business segment profit less corporate general and administrative expenses. Total segment profit and Studio Business segment profit and Studio Business Adjusted OIBDA, when presented outside of the segment information and reconciliations included in our consolidated financial statements, is considered a non-GAAP financial measure, and should be considered in addition to, not as a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP. We use this non-GAAP measure, among other measures, to evaluate the aggregate operating performance of our business. The Company believes the presentation of total segment profit and Studio Business segment profit is relevant and useful for investors because it allows investors to view total segment performance in a manner similar to the primary method used by the Company's management and enables them to understand the fundamental performance of the Company's businesses before non-operating items. Total segment profit and Studio Business segment profit is considered an important measure of the Company’s performance because it reflects the aggregate profit contribution from the Company's segments, both in total and for the Studio Business and represents a measure, consistent with our segment profit, that eliminates amounts that, in management’s opinion, do not necessarily reflect the fundamental performance of the Company’s businesses, are infrequent in occurrence, and in some cases are non-cash expenses. Not all companies calculate segment profit or total segment profit in the same manner, and segment profit and total segment profit as defined by the Company may not be comparable to similarly titled measures presented by other companies due to differences in the methods of calculation and excluded items. 26

Financial Information; Non-GAAP Financial Measures

Reconciliation of Non-GAAP Forward-Looking Measures for the Fiscal Years Ending March 31, 2024 and March 31, 2025

Overall

These measures are non-GAAP financial measures as defined in Regulation G promulgated by the SEC and are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP.

We use these non-GAAP measures, among other measures, to evaluate the operating performance of our business. We believe these measures provide useful information to investors regarding our results of operations and cash flows before non-operating items. Adjusted OIBDA is considered an important measure of the Company's performance because this measure eliminates amounts that, in management's opinion, do not necessarily reflect the fundamental performance of the Company's businesses, are infrequent in occurrence, and in some cases are non-cash expenses.

These non-GAAP measures are commonly used in the entertainment industry and by financial analysts and others who follow the industry to measure operating performance. However, not all companies calculate these measures in the same manner and the measures as presented may not be comparable to similarly titled measures presented by other companies due to differences in the methods of calculation and excluded items.

A general limitation of these non-GAAP financial measures is that they are not prepared in accordance with U.S. generally accepted accounting principles. These measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of operating income as determined in accordance with GAAP.

The following table sets forth Total Studio Business segment profit, Studio Business Adjusted OIBDA and Adjusted OIBDA on an actual basis for the fiscal years ended March 31, 2022 and 2023 and forecasted for the fiscal years ended March 31, 2024 and 2025:

	Fiscal Year Ended March 31, 2022 Actual	Fiscal Year Ended March 31, 2023 Actual	Fiscal Year Ended March 31, 2024 Estimated	Fiscal Year Ended March 31, 2025 Estimated
		(Unaudited, amounts in millions)		
Total Studio Business Segment Profit [1]	$346.8	$409.9	$445.0	$500.0
Corporate general and administrative expenses	(97.1)	(122.9)	(125.0)	(130.0)
Studio Business Adjusted OIBDA[1]	**$249.7**	**$287.0**	**$320.0** [2]	**$370.0**
Media Networks segment profit	155.2	106.8	200.0 [3]	Not Provided
Intersegment eliminations	(2.7)	(35.7)	(100.0)	Not Provided
Adjusted OIBDA[1]	**$402.2**	**$358.1**	**$420.0**	Not Provided

Notes:
1. See above for the definition of Studio Business Segment Profit, Studio Business Adjusted OIBDA and Adjusted OIBDA and see below for the reconciliation to the most directly comparable GAAP financial measure.
2. Represents consensus as of November 9, 2023 and is within the Studio Business guidance range of $300 million to $350 million.
3. Represents consensus as of November 9, 2023 and is within the Media Networks segment guidance range of $175 million to $200 million.

LIONSGATE™

27

Financial Information; Non-GAAP Financial Measures

Reconciliation of Non-GAAP Forward-Looking Measures for the Fiscal Years Ending March 31, 2024 and March 31, 2025

The following table reconciles the GAAP measure, operating income (loss) to the non-GAAP, forward looking projected measure, Adjusted OIBDA and Total Segment Profit on an actual basis for the fiscal year ended March 31, 2022 and 2023 and forecasted for the fiscal year ending March 31, 2024 and March 31, 2025:

	Fiscal Year Ended March 31, 2022 Actual	Fiscal Year Ended March 31, 2023 Actual	Fiscal Year Ended March 31, 2024 Estimated	Fiscal Year Ended March 31, 2025 Estimated
		(Unaudited, amounts in millions)		
Operating income (loss)	$9.0	($1,857.7)	NRE	NRE
Goodwill and intangible asset impairment	—	1,475.0	663.9	NRE
Adjusted depreciation and amortization	43.0	40.2	41.0	NRE
Restructuring and other [1]	16.8	411.9	NRE	NRE
COVID-19 related charges (benefit) [2]	(3.4)	(11.6)	NRE	NRE
Programming and content charges [3]	36.9	7.0	NRE	NRE
Charges related to Russia's invasion of Ukraine	5.9	—	NRE	NRE
Adjusted share-based compensation expense [4]	100.0	97.8	NRE	NRE
Purchase accounting and related adjustments [5]	194.0	195.5	NRE	NRE
Adjusted OIBDA	$402.2	$358.1	$420.0	Not Provided

Notes: NRE: Individual items are not reasonably estimated due to the nature of the items.

1. Restructuring and other is intended by its very nature for unusual items and thus not reasonably estimable. We've had restructuring and other charges in the past, which have included severance charges, and transaction, integration costs and legal costs associated with certain strategic transactions, restructuring activities and legal matters.
2. COVID-19 related charges (benefit) are not predictable due to the nature of the COVID-19 pandemic. However, the charges we are incurring have been diminishing, and insurance recovery exceeded the charges in fiscal 2023. Given the unpredictability of these charges and the insurance recovery, we are unable to provide a reliable estimate.
3. Programming and content charges include certain charges as a result of changes in management and/or changes in programming and content strategy, which are included in direct operating expenses, when applicable. Due to these costs being associated with unusual events, we are unable to provide a reliable estimate of these costs, if any, to be incurred in the future.
4. Forecasting the future market price of the Company's common shares is inherently difficult, which impacts share-based compensation and accordingly, we are unable to reliably estimate these amounts.
5. Purchase accounting and related adjustments primarily represent the amortization of non-cash fair value adjustments to certain assets acquired in recent acquisitions. These amounts may vary significantly depending on the level of future acquisitions, and thus we are unable to provide a reliable estimate.

LIONSGATE™ 28

Financial Information; Non-GAAP Financial Measures Reconciliation of Non-GAAP Forward-Looking Measures for the Fiscal Years Ending March 31, 2024 and March 31, 2025 The following table reconciles the GAAP measure, operating income (loss) to the non-GAAP, forward looking projected measure, Adjusted OIBDA forecasted for the estimated initial 12 month run-rate of eOne post the completion of the eOne integration into Lionsgate and realization of transaction synergies: Estimated Initial 12 Month Run-Rate of eOne Adjusted OIBDA (Unaudited amounts in millions) Operating income (loss) NRE Adjusted depreciation and amortization NRE (1) Restructuring and other NRE (2) NRE Adjusted share-based compensation expense (3) NRE Purchase accounting and related adjustments (4) Adjusted OIBDA $60.0 Safe Harbor Statement The preceding forward-looking projection of Adjusted OIBDA over the fiscal year ending 2024 represents a forward-looking statement and projection based on expectations, assumptions and estimates that the Company believes are reasonable given its assessment of historical trends and other information reasonably available as of November 9, 2023. Forward-looking statements can often be identified by words such as “expect” and “anticipate”. The amounts consist of projections only, and are subject to a wide range of known and unknown business risks and uncertainties, including those, described in the Company’s Securities and Exchange and Commission (“SEC”) filings referred to below, many of which are beyond the Company’s control. Forward-looking statements such as those contained above should not be regarded as representations by the Company that the projected results will be achieved. Projections and estimates are necessarily speculative in nature and actual results may vary materially from the outlook the Company provides today. The Company undertakes no obligation to publicly update or revise any forward-looking statements, including the forecasts set forth herein, except as required by law. The forecast set forth above should be read together with the Company’s Annual Report on Form 10-K for the year ended March 31, 2023 including the risks identified under “Item 1A. Risk Factors” and the Company’s other SEC filings. Notes: NRE: Individual items are not reasonably estimated due to the nature of the items; Certain reconciling items included in the Lionsgate reconciliation table are excluded from the eOne reconciliation table as they are not currently expected to occur. 1. Restructuring and other is intended by its very nature for unusual items and thus not reasonably estimable. We’ve had restructuring and other charges in the past, which have included severance charges, and transaction, integration costs and legal costs associated with certain strategic transactions, restructuring activities and legal matters. 2. Forecasting the future market price of the Company’s common shares is inherently difficult, which impacts share-based compensation and accordingly, we are unable to reliably estimate these amounts. 3. Purchase accounting and related adjustments primarily represent the amortization of non-cash fair value adjustments to certain assets acquired in recent acquisitions. These amounts may vary significantly depending on the level of future acquisitions, and thus we are unable to provide a reliable estimate. These amounts exclude any adjustment to fair value for the allocation of the purchase price of eOne to the film and television program assets acquired, and related amortization expense. 4. Illustrative initial 12 month run-rate post-synergies and integration adjusted OIBDA expected with the eOne acquisition. Represents the mid-point of the $50 million to $75 million estimate. For clarity, this amount is not meant to be the fiscal 2025 forecast or guidance, and this amount excludes the impact of the application of purchase accounting to the film cost and related amortization, as described in footnote (3) above. 29

Canadian Purchasers’ Rights Of Action Canadian purchasers’ right of action Canadian purchasers in certain provinces of Canada may have certain statutory rights of action for damages or rescission (or both) in the event that this Presentation contains a misrepresentation and is deemed to be an offering memorandum pursuant to applicable securities legislation in such provinces. These remedies must be commenced by the purchaser within the time limits prescribed and are subject to the defences contained in the applicable securities legislation. Each Canadian purchaser should refer to the provisions of the applicable securities laws for the particulars of these rights or consult with a legal advisor. For a description of such statutory rights of action, see “Canadian Purchasers’ Rights of Action” in the appendices to this Presentation, which rights will only apply to a purchaser of securities in the event that this Presentation is deemed to be an offering memorandum pursuant to applicable securities legislation in certain provinces of Canada and are in addition to and without derogation from any other right or remedy which purchasers may have at law and are intended to correspond to the provisions of the relevant securities laws and are subject to the defences contained therein. The summaries contained in “Canadian Purchasers’ Rights of Action” in the appendices to this Presentation are subject to the express provisions of the applicable securities statutes and instruments in the below-referenced provinces and the regulations, rules and policy statements thereunder and reference is made thereto for the complete text of such provisions. The statutory rights of rescission described herein for each jurisdiction are in addition to, and without derogation from, any other rights or remedies available at law to a purchaser in such jurisdiction. Not all defences upon which an issuer, selling security holder or others may rely are described herein. Purchasers should refer to the complete text of the relevant statutory provisions. Ontario Investors Under Ontario securities legislation, certain purchasers who purchase securities offered by an offering memorandum during the period of distribution will have a statutory right of action for damages, or while still the owner of the securities, for rescission against the issuer or any selling security holder if the offering memorandum contains a misrepresentation without regard to whether the purchasers relied on the misrepresentation. The right of action for damages is exercisable not later than the earlier of 180 days from the date the purchaser first had knowledge of the facts giving rise to the cause of action and three years from the date on which payment is made for the securities. The right of action for rescission is exercisable not later than 180 days from the date on which payment is made for the securities. If a purchaser elects to exercise the right of action for rescission, the purchaser will have no right of action for damages against the issuer or any selling security holder. In no case will the amount recoverable in any action exceed the price at which the securities were offered to the purchaser and if the purchaser is shown to have purchased the securities with knowledge of the misrepresentation, the issuer and any selling security holder will have no liability. In the case of an action for damages, the issuer and any selling security holder will not be liable for all or any portion of the damages that are proven to not represent the depreciation in value of the securities as a result of the misrepresentation relied upon. These rights are not available for a purchaser that is (a) a Canadian financial institution or a Schedule III Bank (each as defined in National Instrument 45-106 Prospectus Exemptions), (b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada), or (c) a subsidiary of any person referred to in paragraphs (a) and (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary. Alberta, British Columbia and Quebec investors By purchasing the securities described in this Presentation, purchasers in Alberta, British Columbia and Quebec are not entitled to the statutory rights described above. In consideration of their purchase of securities and upon accepting a purchase confirmation in respect thereof, these purchasers are hereby granted a contractual right of action for damages or rescission that is substantially the same as the statutory right of action provided to residents of Ontario who purchase securities. Saskatchewan investors Under Saskatchewan securities legislation, certain purchasers who purchase securities offered by an offering memorandum during the period of distribution will have a statutory right of action for damages against the issuer, every director and promoter of the issuer or any selling security holder as of the date of the offering memorandum, every person or company whose consent has been filed under the offering memorandum, every person or company that signed the offering memorandum or the amendment to the offering memorandum and every person or company who sells the securities on behalf of the issuer or selling security holder under the offering memorandum, or while still the owner of the securities, for rescission against the issuer or selling security holder, if the offering memorandum contains a misrepresentation without regard to whether the purchasers relied on the misrepresentation. The right of action for damages is exercisable not later than the earlier of one year from the date the purchaser first had knowledge of the facts giving rise to the cause of action and six years from the date on which payment is made for the securities. The right of action for rescission is exercisable not later than 180 days from the date on which payment is made for the securities. If a purchaser elects to exercise the right of action for rescission, the purchaser will have no right of action for damages against the issuer or the others listed above. In no case will the amount recoverable in any action exceed the price at which the securities were offered to the purchaser and if the purchaser is shown to have purchased the securities with knowledge of the misrepresentation, the issuer and the others listed above will have no liability. In the case of an action for damages, the issuer and the others listed above will not be liable for all or any portion of the damages that are proven to not represent the depreciation in value of the securities as a result of the misrepresentation relied upon. Other defences in Saskatchewan legislation include that no person or company, other than the issuer, will be liable if the person or company proves that (a) the offering memorandum or any amendment to it was sent or delivered without the person’s or company’s knowledge or consent and that, on becoming aware of it being sent or delivered, that person or company immediately gave reasonable general notice that it was so sent or delivered, or (b) with respect to any part of the offering memorandum or any amendment to it purporting to be made on the authority of an expert, or purporting to be a copy of, or an extract from, a report, an opinion or a statement of an expert, that person or company had no reasonable grounds to believe and did not believe that there had been a misrepresentation, the part of the offering memorandum or any amendment to it did not fairly represent the report, opinion or statement of the expert. No person or company, other than the issuer, is liable for any part of the offering memorandum or the amendment to the offering memorandum not purporting to be made on the authority of an expert and not purporting to be a copy of or an extract from a report, opinion or statement of an expert, unless the person or company (a) failed to conduct a reasonable investigation sufficient to provide reasonable grounds for a belief that there had been no misrepresentation, or (b) believed there had been a misrepresentation. Similar rights of action for damages and rescission are provided in Saskatchewan legislation in respect of a misrepresentation in advertising and sales literature disseminated in connection with an offering of securities. Saskatchewan legislation also provides that where an individual makes a verbal statement to a prospective purchaser that contains a misrepresentation relating to the security purchased and the verbal statement is made either before or contemporaneously with the purchase of the security, the purchaser has, without regard to whether the purchaser relied on the misrepresentation, a right of action for damages against the individual who made the verbal statement. In addition, Saskatchewan legislation provides a purchaser with the right to void the purchase agreement and to recover all money and other consideration paid by the purchaser for the securities if the securities are sold by a vendor who is trading in Saskatchewan in contravention of Saskatchewan securities legislation, regulations or a decision of the Financial and Consumer Affairs Authority of Saskatchewan. The Saskatchewan legislation also provides a right of action for rescission or damages to a purchaser of securities to whom an offering memorandum or any amendment to it was not sent or delivered prior to or at the same time as the purchaser enters into an agreement to purchase the securities, as required by the Saskatchewan legislation. A purchaser who receives an amended offering memorandum has the right to withdraw from the agreement to purchase the securities by delivering a notice to the issuer or selling security holder within two business days of receiving the amended offering memorandum. 30

Canadian Purchasers’ Rights Of Action Manitoba investors If an offering memorandum or any amendment thereto, sent or delivered to a purchaser contains a misrepresentation, the purchaser who purchases the security is deemed to have relied on the misrepresentation if it was a misrepresentation at the time of the purchase and has a statutory right of action for damages against the issuer, every director of the issuer at the date of the offering memorandum, and every person or company who signed the offering memorandum. Alternatively, the purchaser may elect to exercise a statutory right of rescission against the issuer, in which case the purchaser will have no right of action for damages against any of the aforementioned persons. Unless otherwise provided under applicable securities legislation, no action shall be commenced to enforce any of the foregoing rights more than: (a) in the case of an action for rescission, 180 days from the date of the transaction that gave rise to the cause of action, or (b) in the case of an action for damages, the earlier of (i) 180 days after the purchaser first had knowledge of the facts giving rise to the cause of action, or (ii) two years after the date of the transaction that gave rise to the cause of action. A purchaser to whom the offering memorandum is required to be sent may rescind the contract to purchase the securities by sending a written notice of rescission to the issuer not later than midnight on the second day, excluding Saturdays, Sunday and holidays, after the purchaser signs the agreement to purchase the securities. Securities legislation in Manitoba provides a number of limitations and defences to such actions, including: (a) in an action for rescission or damages, no person or company will be liable if it proves that the purchaser purchased the securities with knowledge of the misrepresentation; (b) in an action for damages, no person or company will be liable for all or any portion of the damages that it proves do not represent the depreciation in value of the securities as a result of the misrepresentation relied upon; and (c) in no case will the amount recoverable under the right of action described above exceed the price at which the securities were offered under the offering memorandum. New Brunswick investors Under New Brunswick securities legislation, certain purchasers who purchase securities offered by an offering memorandum during the period of distribution will have a statutory right of action for damages, or while still the owner of the securities, for rescission against the issuer and any selling security holder in the event that the offering memorandum, or a document incorporated by reference in or deemed incorporated into the offering memorandum, contains a misrepresentation without regard to whether the purchasers relied on the misrepresentation. The right of action for damages is exercisable not later than the earlier of one year from the date the purchaser first had knowledge of the facts giving rise to the cause of action and six years from the date on which payment is made for the securities. The right of action for rescission is exercisable not later than 180 days from the date on which payment is made for the securities. If a purchaser elects to exercise the right of action for rescission, the purchaser will have no right of action for damages against the issuer or any selling security holder. In no case will the amount recoverable in any action exceed the price at which the securities were offered to the purchaser and if the purchaser is shown to have purchased the securities with knowledge of the misrepresentation, the issuer and any selling security holder will have no liability. In the case of an action for damages, the issuer and any selling security holder will not be liable for all or any portion of the damages that are proven to not represent the depreciation in value of the securities as a result of the misrepresentation relied upon. Nova Scotia investors Under Nova Scotia securities legislation, certain purchasers who purchase securities offered by an offering memorandum during the period of distribution will have a statutory right of action for damages against the issuer or other seller and the directors of the issuer as of the date the offering memorandum, or while still the owner of the securities, for rescission against the issuer or other seller if the offering memorandum, or a document incorporated by reference in or deemed incorporated into the offering memorandum, contains a misrepresentation without regard to whether the purchasers relied on the misrepresentation. The right of action for damages or rescission is exercisable not later than 120 days from the date on which payment is made for the securities or after the date on which the initial payment for the securities was made where payments subsequent to the initial payment are made pursuant to a contractual commitment assumed prior to, or concurrently with, the initial payment. If a purchaser elects to exercise the right of action for rescission, the purchaser will have no right of action for damages against the issuer or other seller or the directors of the issuer. In no case will the amount recoverable in any action exceed the price at which the securities were offered to the purchaser and if the purchaser is shown to have purchased the securities with knowledge of the misrepresentation, the issuer or other seller and the directors of the issuer will have no liability. In the case of an action for damages, the issuer or other seller and the directors of the issuer will not be liable for all or any portion of the damages that are proven to not represent the depreciation in value of the securities as a result of the misrepresentation relied upon. In addition, a person or company, other than the issuer, is not liable with respect to any part of the offering memorandum or any amendment to the offering memorandum not purporting (a) to be made on the authority of an expert or (b) to be a copy of, or an extract from, a report, opinion or statement of an expert, unless the person or company (i) failed to conduct a reasonable investigation to provide reasonable grounds for a belief that there had been no misrepresentation or (ii) believed that there had been a misrepresentation. A person or company, other than the issuer, will not be liable if that person or company proves that (a) the offering memorandum or any amendment to the offering memorandum was sent or delivered to the purchaser without the person’s or company’s knowledge or consent and that, on becoming aware of its delivery, the person or company gave reasonable general notice that it was delivered without the person’s or company’s knowledge or consent, (b) after delivery of the offering memorandum or any amendment to the offering memorandum and before the purchase of the securities by the purchaser, on becoming aware of any misrepresentation in the offering memorandum or any amendment to the offering memorandum, the person or company withdrew the person’s or company’s consent to the offering memorandum or any amendment to the offering memorandum, and gave reasonable general notice of the withdrawal and the reason for it, or (c) with respect to any part of the offering memorandum or any amendment to the offering memorandum purporting (i) to be made on the authority of an expert, or (ii) to be a copy of, or an extract from, a report, an opinion or a statement of an expert, the person or company had no reasonable grounds to believe and did not believe that (A) there had been a misrepresentation, or (B) the relevant part of the offering memorandum or any amendment to the offering memorandum did not fairly represent the report, opinion or statement of the expert, or was not a fair copy of, or an extract from, the report, opinion or statement of the expert. 31

Canadian Purchasers’ Rights Of Action Prince Edward Island investors If an offering memorandum, together with any amendment thereto, is delivered to a purchaser and the offering memorandum, or any amendment thereto, contains a misrepresentation, a purchaser has, without regard to whether the purchaser relied on the misrepresentation, a statutory right of action for damages against (a) the issuer, (b) subject to certain additional defences, against every director of the issuer at the date of the offering memorandum and (c) every person or company who signed the offering memorandum, but may elect to exercise the right of rescission against the issuer (in which case the purchaser shall have no right of action for damages against the aforementioned persons or company). No action shall be commenced to enforce the right of action discussed above more than: (a) in the case of an action for rescission, 180 days after the date of the transaction that gave rise to the cause of action; or (b) in the case of any action for damages, the earlier of: (i) 180 days after the purchaser first had knowledge of the facts giving rise to the cause of action; or (ii) three years after the date of the transaction that gave rise to the cause of action. Securities legislation in Prince Edward Island provides a number of limitations and defences to such actions, including: (a) no person or company will be liable if it proves that the purchaser purchased the securities with knowledge of the misrepresentation; (b) in an action for damages, the defendant is not liable for all or any portion of the damages that it proves does not represent the depreciation in value of the securities as a result of the misrepresentation relied upon; and (c) in no case shall the amount recoverable under the right of action described herein exceed the price at which the securities were offered under the offering memorandum, or any amendment thereto. Newfoundland and Labrador purchasers If an offering memorandum, together with any amendment thereto, contains a misrepresentation, a purchaser has, without regard to whether the purchaser relied on the misrepresentation, a statutory right of action for damages against (a) the issuer, (b) subject to certain additional defences, against every director of the issuer at the date of the offering memorandum and (c) every person who signed the offering memorandum, but may elect to exercise the right of rescission against the issuer (in which case the purchaser shall have no right of action for damages against the aforementioned persons). No action shall be commenced to enforce the right of action discussed above more than: (a) in the case of an action for rescission, 180 days after the date of the transaction that gave rise to the cause of action; or (b) in the case of any action for damages, the earlier of: (i) 180 days after the purchaser first had knowledge of the facts giving rise to the cause of action; or (ii) three years after the date of the transaction that gave rise to the cause of action. Securities legislation in Newfoundland and Labrador provides a number of limitations and defences to such actions, including: (a) no person will be liable if it proves that the purchaser purchased the securities with knowledge of the misrepresentation; (b) in an action for damages, the defendant is not liable for all or any portion of the damages that it proves does not represent the depreciation in value of the securities as a result of the misrepresentation relied upon; and (c) in no case shall the amount recoverable under the right of action described herein exceed the price at which the securities were offered under the offering memorandum, or any amendment thereto. 32

Summary Risk Factors Risks Related to Lionsgate Studios Risks Related to the Business Combination • Lionsgate Studios faces substantial capital requirements and financial risks. • If, following the business combination, securities or industry analysts do not publish or cease publishing research or reports about the combined company, its business, or its market, or if they change their recommendations regarding the combined company’s securities adversely, the • Lionsgate Studios may incur significant write-offs if its projects do not perform well enough to recoup costs. price and trading volume of the combined company’s securities could decline. • Changes in Lionsgate Studios’ strategy, plans for growth or restructuring may increase its costs or otherwise affect its profitability. • An active trading market for the combined company’s common shares may not be available on a consistent basis to provide shareholders • Lionsgate Studios’ revenues and results of operations may fluctuate significantly. with adequate liquidity. The market price of the combined company’s securities may be volatile, and shareholders could lose all or a significant part of their investment. • Lionsgate Studios does not have long-term arrangements with many of its production or co-financing partners. • Because there are no current plans for the combined company to pay cash dividends for the foreseeable future, shareholders may not • Lionsgate Studios relies on a few major retailers and distributors and the loss of any of those could reduce its revenues and operating results. receive any return on investment unless shares are sold for a price greater than that which was initially paid. • A significant portion of Lionsgate Studios’ library revenues comes from a small number of titles. • Shareholders will experience immediate and substantial dilution as a consequence of the issuance of common shares as consideration in the • Changes in consumer behavior, as well as evolving technologies and distribution models, may negatively affect Lionsgate Studios, financial business combination. Additionally, future sales and issuances of the combined company’s common shares or securities with rights to purchase condition or results of operations. the combined company’s common shares, including pursuant to the combined company’s equity incentive plans, or other equity securities or securities convertible into the combined company’s common shares (such as the conversion of SEAC’s Class B common shares into common • Lionsgate Studios expects to face substantial competition in all aspects of its business. shares of the combined company upon the completion of the business combination), could result in additional dilution of the percentage • Lionsgate Studios faces economic, political, regulatory, and other risks from doing business internationally. ownership of the combined company’s shareholders and could cause the market price of the combined company’s common shares to decline even if its business is doing well. • Lionsgate Studios will be subject to risks associated with possible acquisitions, dispositions, business combinations, or joint ventures. • If the combined company fails to establish and maintain effective internal controls, the combined company’s ability to produce accurate and • Lionsgate Studios’ success will depend on attracting and retaining key personnel and artistic talent. timely financial statements could be impaired, which could harm the combined company’s operating results, investors’ views of it, and, as a • Global economic turmoil and regional economic conditions could adversely affect Lionsgate Studios. result, the value of its common shares. • Lionsgate Studios could be adversely affected by labor disputes, strikes or other union job actions. • The combined company’s internal controls and procedures may not prevent or detect all errors or acts of fraud. • Business interruptions from circumstances or events out of Lionsgate Studios’ control could adversely affect Lionsgate Studios’ operations. • Changes to, or application of different, financial accounting standards (including PCAOB and GAAP standards) may result in changes to the combined company’s results of operations, which changes could be material. • Protecting and defending against intellectual property claims may have a material adverse effect on Lionsgate Studios. • Lionsgate Studios involves risks of liability claims for content of material, which could adversely affect Lionsgate Studios, results of operations • Provisions of Canadian law could delay or prevent a change in control of Lionsgate Studios, which could reduce the market price of the combined company’s common shares and frustrate attempts by its shareholders to make changes in management. and financial condition. • The combined company’s reported operating results may fluctuate significantly or may fall below the expectations of investors or securities • Piracy of films and television programs could adversely affect Lionsgate Studios over time. analysts, each of which may cause the market price of its securities to fluctuate or decline. • Service disruptions or failures of Lionsgate Studios or its third-party service providers’ information systems may disrupt its businesses, damage its • After the completion of the business combination, the combined company may be at an increased risk of securities class action litigation. reputation, expose it to regulatory investigations, actions, litigation, fines and penalties or have a negative impact on its results of operations including but not limited to a loss of revenue or profit, loss of customers or sales and other adverse consequences. • Lionsgate Studios may rely upon “cloud” computing services to operate certain aspects of its service and any disruption of or interference with its use of its “cloud” computing servicer could impact its operations and its business could be adversely impacted. • Lionsgate Studios’ activities are subject to stringent and evolving obligations which may adversely impact its operations. Lionsgate Studios’ actual or perceived failure to comply with such obligations could lead to regulatory investigations or actions, litigation, fines and penalties, disruptions of its business operations, reputational harm, loss of revenue or profits, loss of customers or sales, and other adverse business consequences. • LG Studio may incur debt obligations that could adversely affect its business and profitability and its ability to meet other obligations. • The Internal Revenue Service may not agree that LG Studio should be treated as a non-U.S. corporation for U.S. federal tax purposes and may not agree that its U.S. affiliates should not be subject to certain adverse U.S. federal income tax rules. • Future changes to U.S. and non-U.S. tax laws could adversely affect Lionsgate Studios. • Changes in foreign, state and local tax incentives may increase the cost of original programming content to such an extent that they are no longer feasible. • LG Studio’s tax rate is uncertain and may vary from expectations. • Legislative or other governmental action in the U.S. could adversely affect Lionsgate Studios. • Changes in, or interpretations of, tax rules and regulations, and changes in geographic operating results, may adversely affect LG Studio’s effective tax rates. 33

Summary Risk Factors Risks Related to SEAC Risks Related to the Combined Company’s Securities Following Consummation of the Business Combination • SEAC may not be able to obtain the required shareholder approval to consummate the business combination. • If, following the business combination, securities or industry analysts do not publish or cease publishing research or reports about the combined company, its business, or its market, or if they change their recommendations regarding the combined company’s securities adversely, the • SEAC’s sponsor and directors have potential conflicts of interest in recommending that its shareholders vote in favor of the business price and trading volume of the combined company’s securities could decline. combination. • An active trading market for the combined company’s common shares may not be available on a consistent basis to provide shareholders • SEAC’s initial shareholders, officers and directors may agree to vote in favor of the business combination, regardless of how its public with adequate liquidity. The market price of the combined company’s securities may be volatile, and shareholders could lose all or a shareholders vote. significant part of their investment. • The ability of SEAC’s public shareholders to exercise redemption rights with respect to a large number of shares could deplete SEAC’s trust • Because there are no current plans for the combined company to pay cash dividends for the foreseeable future, shareholders may not account prior to the business combination and thereby diminish the amount of working capital of the combined company. receive any return on investment unless shares are sold for a price greater than that which was initially paid. • SEAC is an emerging growth company subject to reduced disclosure requirements, and there is a risk that availing itself of such reduced • Shareholders will experience immediate and substantial dilution as a consequence of the issuance of common shares as consideration in the disclosure requirements will make its shares less attractive to investors. business combination. Additionally, future sales and issuances of the combined company’s common shares or securities with rights to purchase • Securities of companies formed through combinations with special purpose acquisition companies such as SEAC may experience a material the combined company’s common shares, including pursuant to the combined company’s equity incentive plans, or other equity securities or decline in price relative to the share price of SEAC prior to the business combination. securities convertible into the combined company’s common shares (such as those warrants issued by Lionsgate Studios in exchange for SEAC’s outstanding warrants or the conversion of SEAC’s Class B common shares into common shares of the combined company upon the • If SEAC is deemed to be an investment company under the Investment Company Act of 1940, as amended, it may be required to institute completion of the business combination), could result in additional dilution of the percentage ownership of the combined company’s burdensome compliance requirements and its activities may be restricted, which may make it difficult to complete the business combination shareholders and could cause the market price of the combined company’s common shares to decline even if its business is doing well. or cause the parties to abandon their efforts to complete the business combination. • If the combined company fails to establish and maintain effective internal controls, the combined company’s ability to produce accurate and • SEAC’s sponsor and board of directors and affiliates of SEAC’s management team may receive a positive return on their 18,750,000 founder timely financial statements could be impaired, which could harm the combined company’s operating results, investors’ views of it, and, as a shares even if SEAC’s public shareholders experience a negative return on their investment after consummation of the business combination. result, the value of its common shares. • If SEAC is unable to complete the business combination or another initial business combination by January 10, 2024 (or by April 10, 2024 if it has • The combined company’s internal controls and procedures may not prevent or detect all errors or acts of fraud. executed a definitive agreement for an initial business combination) (unless extended in accordance with its organizational documents), SEAC will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares, and, subject to the approval • Changes to, or application of different, financial accounting standards (including PCAOB and GAAP standards) may result in changes to the of its remaining shareholders and SEAC’s board of directors, dissolving and liquidating. In such event, third parties may bring claims against combined company’s results of operations, which changes could be material. SEAC and, as a result, the proceeds held in the trust account could be reduced and the per-share liquidation price received by shareholders • Provisions of Canadian law could delay or prevent a change in control of Lionsgate Studios, which could reduce the market price of the could be less than $10.00 per share. combined company’s common shares and frustrate attempts by its shareholders to make changes in management. • The combined company’s reported operating results may fluctuate significantly or may fall below the expectations of investors or securities Risks Related to the Private Placement analysts, each of which may cause the market price of its securities to fluctuate or decline. • Securities issued in the private placement will be restricted securities under the U.S. securities laws and therefore will be subject to restrictions on • After the completion of the business combination, the combined company may be at an increased risk of securities class action litigation. transferability until such time as the resale of such securities is registered or an exemption from registration is available. • There can be no assurance that SEAC or Lionsgate Studios will be able to raise sufficient capital to consummate the business combination or for use by the combined company following the business combination. • The combined company will have discretion in how it uses the proceeds relating to the business combination and may not use these proceeds effectively, which could affect its results of operations and cause the market price of its securities to decline. 34

Exhibit 99.3

Frequently Asked Questions Regarding the Announcement:

Question: Where can I find more details about the transaction between Lionsgate’s studio business and Screaming Eagle?

Answer: Please find the investor presentation on the Events & Presentations section (a sub-header under “News & Events”) of Lionsgate’s Investor Relations website (http://investors.lionsgate.com).

Question: When do you expect to close the transaction?

Answer: Lionsgate’s management expects the transaction to close in the spring of 2024, subject to satisfaction of closing conditions.

Question: What is the rationale for the transaction?

Answer: Lionsgate’s management and its Board believe that this transaction is compelling for several reasons:

•

It provides an opportunity to reduce leverage significantly while simultaneously highlighting the value of Lionsgate’s standalone studio business at a valuation more reflective of the studio business’s outlook than what Lionsgate’s current consolidated valuation reflects.

•	It increases Lionsgate’s strategic optionality for both STARZ and the studio business.

•	It preserves Lionsgate’s highly attractive capital structure.

•	It establishes the studio business as a separate, publicly traded entity with a single voting class of stock.

Question: Why did Lionsgate pursue a transaction with Screaming Eagle versus another way to raise equity capital (e.g., an initial public offering in the subsidiary)?

Answer: Lionsgate’s management believes the transaction with Screaming Eagle provides a more favorable structure compared to potential alternatives for many reasons, including:

•

Greater price discovery and confidence. A Special Committee of Lionsgate’s Board negotiated directly with Screaming Eagle to establish an equitable transaction price and compelling valuation for both sides.

•

Lower share dilution than traditional SPAC transactions, with all sponsor private warrants eliminated for no consideration, public warrants expected to be eliminated at $0.50 consideration per warrant and 78% of sponsor promote eliminated for no consideration.

Question: What is Lionsgate’s management’s outlook for Lionsgate Studio’s fiscal 2024 and 2025?

Answer: Lionsgate’s management is reiterating its outlook for Lionsgate Studios of $300 million to $350 million of adjusted OIBDA for fiscal 2024 (before any impact from the acquisition of eOne). For fiscal 2025, Lionsgate’s management is forecasting that Lionsgate Studios will generate $370 million of Adjusted OIBDA, before any impact from the acquisition of eOne. Lionsgate’s management believes that eOne will exit fiscal 2025 with an annual run-rate Adjusted OIBDA contribution of $60 million.

Question: What is the valuation of the Studio Business implied in the transaction?

Answer: At the $10.70 per share transaction price, Lionsgate Studios is being valued at 10.7x fiscal 2025 Adjusted OIBDA, which includes a $60 million annual run-rate contribution of Adjusted OIBDA from eOne.

Question: What does the transaction value imply for what Lionsgate’s (LGF.A, LGF.B) investment in Lionsgate Studio is worth?

Answer: As noted in the investor presentation, the pro forma equity value of Lionsgate Studios is $3.065 billion. Given that Lionsgate is expected to continue to own 87.3% of Lionsgate Studio, Lionsgate’s implied stake in Lionsgate Studios is worth $2.677 billion, or approximately $11.39 per current LGF.A or LGF.B share (based on approximately 235 million diluted shares outstanding as of September 30, 2023).

Question: What are the closing conditions of this transaction? Is there a minimum threshold of Screaming Eagle trust capital it needs to retain at closing for the transaction to close?

Answer: There will be customary conditions relating to the effectiveness of the Registration Statement under SEC rules, approval of the plan of arrangement implementing the transaction by the British Columbia court and approval by shareholders of Screaming Eagle, among others. However, this transaction will not require a shareholder vote from current Lionsgate (LGF.A, LGF.B) shareholders. Transaction closure is also contingent on a minimum amount of $175 million in the Screaming Eagle trust account at the closing of the transaction.

Question: What happens to STARZ in this transaction? Will there be any impact on STARZ’s relationship with Lionsgate Studios after the merger closes?

Answer: There will be no direct impact to STARZ’s business from this transaction. STARZ’s content relationships with the Television Studio and Motion Picture Group will remain in place. STARZ will continue to be wholly owned by parent company Lionsgate

Question: What is the status of Lionsgate’s previously announced intention to separate STARZ and the studio?

Answer: Lionsgate’s management remains committed to a full separation of Lionsgate Studios and STARZ.

Question: Can Lionsgate’s LGF.A and LGF.B investors freely trade their proportionate Lionsgate Studios shares after the transaction closes? If not, does management plan on distributing Lionsgate Studios shares to Lionsgate’s LGF.A and LGF.B investors on a pro rata basis?

Answer: At closing, Lionsgate’s investors will indirectly own an 87.3% stake in Lionsgate Studios. Those shares will not be freely tradeable by Lionsgate investors but will be controlled by Lionsgate as the controlling shareholder of Lionsgate Studios. As noted above, management is assessing a potential timeline to fully distribute Lionsgate Studios shares to Lionsgate shareholders but does not have an estimated date to announce at this time.

Question: What are the tax implications of this transaction to Lionsgate or Lionsgate Studios?

Answer: With respect to Lionsgate, the transaction is intended to qualify as an exchange that is generally tax-free for U.S. federal income tax purposes.

Additional Information About the Transaction and Where to Find It

In connection with the transaction, a subsidiary of Screaming Eagle (“New Screaming Eagle”) intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement of Screaming Eagle and a preliminary prospectus of New Screaming Eagle, and after the Registration Statement is declared effective, Screaming Eagle will mail the definitive proxy statement/prospectus relating to the transaction to its shareholders and public warrant holders as of the respective record date to be established for voting at the meeting of its shareholders (the “Screaming Eagle Shareholders Meeting”) and public warrant holders (“Screaming Eagle Public Warrant Holder Meeting”) to be held in connection with the transaction. The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the transaction and the other matters to be voted upon at the Screaming Eagle Shareholders Meeting and Screaming Eagle Public Warrant Holder Meeting. This communication does not contain all the information that should be considered concerning the transaction and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Screaming Eagle, New Screaming Eagle and Lionsgate may also file other documents with the SEC regarding the transaction. Screaming Eagle’s shareholders, public warrant holders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the transaction, as these materials will contain important information about Screaming Eagle, New Screaming Eagle, Lionsgate, Studio Business and the transaction.

Screaming Eagle’s shareholders, public warrant holders and other interested persons will be able to obtain copies of the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by Screaming Eagle, New Screaming Eagle and Lionsgate through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Screaming Eagle, New Screaming Eagle, Lionsgate and their respective directors and officers may be deemed participants in the solicitation of proxies of Screaming Eagle shareholders and public warrant holders in connection with the transaction. More detailed information regarding the directors and officers of Screaming Eagle, and a description of their interests in Screaming Eagle, is contained in Screaming Eagle’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 1, 2023, and is available free of charge at the SEC’s website at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Screaming Eagle’s shareholders and public warrant holders in connection with the transaction and other matters to be voted upon at the Screaming Eagle Shareholders Meeting and SEAC Public Warrant Holders Meeting will be set forth in the Registration Statement for the transaction when available.

Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the Screaming Eagle or Lionsgate’s ability to effectuate the transaction discussed in this document; the benefits of the transaction; the future financial performance of Lionsgate Studios (which will be the go-forward public company following the completion of the transaction) following the transactions; changes in Lionsgate’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this document, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Screaming Eagle, Lionsgate or New Screaming Eagle’s views as of any subsequent date, and none of Screaming Eagle, Lionsgate or New Screaming Eagle undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither New Screaming Eagle nor Screaming Eagle gives any assurance that either New Screaming Eagle or Screaming Eagle will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, New Screaming Eagle’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the transaction by Screaming Eagle’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Screaming Eagle; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the transaction; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against New Screaming Eagle, Screaming Eagle, Lionsgate or any investigation or inquiry following announcement of the transaction, including in connection with the transaction; (iv) the inability to complete the transaction due to the failure to obtain approval of Screaming Eagle’s shareholders or Screaming Eagle’s public warrant holders; (v) Lionsgate’s and New Screaming Eagle’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the transaction; (vi) the ability of the parties to obtain the listing of Lionsgate Studios’ Common Shares on a national securities exchange upon the date of closing of the transaction; (vii) the risk that the transaction disrupts current plans and operations of Lionsgate; (viii) the ability to recognize the anticipated benefits of the transaction; (ix) unexpected costs related to the transaction; (x) the amount of redemptions by Screaming Eagle’s public shareholders being greater than expected; (xi) the management and board composition of Lionsgate Studios following completion of the transaction; (xii) limited liquidity and trading of Lionsgate Studios’ securities following completion of the transactions; (xiii) changes in domestic and foreign business, market, financial, political and legal conditions, (xiv) the possibility that Lionsgate or Screaming Eagle may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Lionsgate’s resources; (xvii) the risk that the consummation of the transaction is substantially delayed or does not occur; and (xix) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and in the other filings of Screaming Eagle, New Screaming Eagle and Lionsgate with the SEC.

No Offer or Solicitation

This communication does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of Lionsgate, Screaming Eagle, the combined company or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the transaction or the accuracy or adequacy of this communication.

Additional Information Available on Lionsgate’s Website

The information in this press release should be read in conjunction with the financial statements and footnotes contained in the Lionsgate Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, which has been posted on Lionsgate’s website at http://investors.lionsgate.com/financial-reports/sec-filings.